                                                                     Exhibit 4.3

                     REPRESENTATIVE FORM OF PROSPECTUS SUPPLEMENT


PROSPECTUS SUPPLEMENT
(To Prospectus Dated            , 199  )
                     -------- --     --

                      TRAVELERS BANK CREDIT CARD MASTER TRUST I

    $             CLASS A[FLOATING-RATE] [    %] ASSET-BACKED CERTIFICATES,
     ------------                         ----
                                   SERIES 19  -
                                            -- --

      $         CLASS B [FLOATING-RATE] [   %] ASSET-BACKED CERTIFICATES,
       --------                          ---
                                   SERIES 199 -
                                             - --

                              CC CREDIT CARD CORPORATION
                                      TRANSFEROR

                                  The Travelers Bank
                                       Servicer

                                   ----------------

    Each Class A [Floating-Rate] [  %] Asset-Backed Certificate, Series
                                  --
199 -   (collectively, the "Class A Certificates") and each Class B
   - --
[Floating-Rate][  %] Asset-Backed Certificate, Series 199 -
                --                                       -  ----
(collectively, the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") will represent an undivided interest in the assets of the Travelers Bank Credit Card Master Trust I (the "Trust") formed pursuant to a Pooling and Servicing Agreement among CC Credit Card Corporation, as Transferor (the "Transferor"), The Travelers Bank, as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"). (CONTINUED ON NEXT PAGE)

                                    ---------------

    THERE CURRENTLY IS NO SECONDARY MARKET FOR THE CERTIFICATES, AND THERE IS NO ASSURANCE THAT ONE WILL DEVELOP. THE UNDERWRITER[S] EXPECT, BUT ARE NOT OBLIGATED, TO MAKE A MARKET IN THE CERTIFICATES. THERE IS NO ASSURANCE THAT ANY SUCH MARKET WILL DEVELOP OR CONTINUE. POTENTIAL INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH IN "RISK FACTORS"
COMMENCING ON PAGE      HEREIN AND ON PAGE    IN THE PROSPECTUS.
                   ----                    --

    THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF TRAVELERS GROUP INC., COMMERCIAL CREDIT COMPANY, CC CREDIT CARD CORPORATION, THE TRAVELERS BANK, THE TRAVELERS BANK USA OR ANY AFFILIATE THEREOF, EXCEPT TO THE LIMITED EXTENT DESCRIBED HEREIN. A CERTIFICATE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"). THE RECEIVABLES ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             PRICE TO       UNDERWRITING      PROCEEDS TO THE
                             PUBLIC(1)        DISCOUNT           TRUST(1)
                             ---------      ------------      ---------------

Per Class A Certificate....       %                %                 %
                              ----             ----              ----
Per Class B Certificate....       %                %                 %
                              ----             ----              ----
Total...................... $               $                $
                            --------        --------         ---------
                            --------        --------         ---------

(1) Plus accrued interest, if any, at the rate of     , as applicable, from
                                                  ----
           ,     .
-------- --  ----


                                   ---------------


    The Certificates are offered by the Underwriter[s] when, as and if issued by the Trust and accepted by the Underwriter[s] and subject to the Underwriter['s][s'] right to reject orders in whole or in part. It is expected that the Certificates will be offered globally and delivered in
book-entry form on or about            , 1997, through the facilities of The
                            -------- --
Depository Trust Company,
[Cedel Bank, socite anonyme and the Euroclear System.]


                                   ---------------

                                   [UNDERWRITER[S]]

             The date of this Prospectus Supplement is           , 199
                                                       ------- --     --

(CONTINUED FROM PREVIOUS PAGE)

    The property of the Trust includes a portfolio of VISA-Registered Trademark-* and MasterCard-Registered Trademark- credit card receivables (the "Receivables") generated or to be generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts (the "Accounts"), all monies due in payment of the Receivables and certain other property, as described more fully herein, [including the benefits of monies on deposit in certain accounts of the Trust and earnings thereon.]
 Concurrently with the issuance of the Certificates, the Trust will issue
$             Class C Asset-Backed Interests, Series 199 -   (the "Class C
 ------------                                           - --
Interests"), which will be subordinated to the Certificates as described herein. Only the Class A Certificates and the Class B Certificates are offered hereby. [The Transferor will initially retain the Class C Interest.].
 The Certificates offered hereby constitute a separate Series of Certificates being offered by the Transferor from time to time pursuant to the Prospectus
dated          , 199  . This Prospectus Supplement does not contain complete
      ------ --     --
information about the offering of the Certificates. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. The Receivables arise in accounts which are owned either by The Travelers Bank or The Travelers Bank USA. The Travelers Bank will service the Receivables. The Certificateholders will be entitled to certain assets of the Trust, including the right to receive a varying percentage of each month's collections with respect to the Receivables at the times and in the manner described herein. The Transferor owns the remaining undivided interest in the Trust not represented by the Certificates, the Class C Interest or the certificates of any other Series and any other certificated or uncertificated interests in the Trust issued as Series Enhancement. The Trust [has offered and may offer from time to time]
[may offer from time to time] other Series of certificates that represent undivided interests in certain assets of the Trust, which may have terms significantly different from the Certificates.


         Interest on the Class A Certificates will accrue from _____________ [at the rate of ___%] [at a floating-rate determined as follows ________________________________]. Interest will be distributed on the Class A Certificates on the _________ day of each month, commencing __________ , 199_. Interest on the Class B Certificates will accrue from _________ [at the rate of ___%] [at a floating-rate determined as follows ________________________________]. Interest will be distributed on the Class B Certificates on the _________ day of each month, commencing ___________ , 199_.


    The Certificates initially will be represented by certificates which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company. The interests of holders of beneficial interests in the Certificates ("Certificate Owners") will be represented by book-entries on the records of The Depository Trust Company and participating members thereof. Definitive Certificates will be available to Certificate Owners only under the limited circumstances described in the Prospectus. See "Description of the Certificates -- Definitive Certificates" in the Prospectus.

  [Application will be made to list the Certificates on the [Luxembourg Stock Exchange; however, no assurance can be given that such listing will be
obtained. Certificateholders should consult with         , the Luxembourg
                                                 --------
listing agent for the Certificates                    , phone
                                   -------------------
number            , for the status of such listing.] [other exchanges].]
       -----------

  IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER[S] MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

----------------------
* MasterCard-Registered Trademark- and VISA-Registered
Trademark- are federally registered servicemarks of MasterCard International Inc. and Visa U.S.A., Inc., respectively.

      The Certificates offered hereby constitute a separate Series of Certificates being offered by the Transferor from time to time pursuant to
the Prospectus dated           , 199  . This Prospectus Supplement does not
                     ------- --     --
contain complete information about the offering of the Certificates. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                                   SUMMARY OF TERMS

   The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement and the accompanying Prospectus. A listing of the pages on which some of such terms are defined is found in the "Index of Principal Terms" in this Prospectus Supplement and the accompanying Prospectus. Other Series which may be issued pursuant to other similar prospectus supplements and prospectuses or disclosure documents may also use such capitalized terms in such prospectuses or documents. However, in such cases, reference to such terms will, unless the context otherwise requires, only be made in the context of such other Series.

TRUST.......................  The Travelers Bank Credit Card Master Trust I (the
                              "Trust").

THE CERTIFICATES AND THE
CLASS C INTEREST............  Each of the Class A [Floating-Rate] [   %]
                                                                   ---
                              Asset-Backed Certificates, Series 199 -   (the
                                                                   - --
                              "Class A Certificates") and the Class B
                              [Floating-Rate] [   %] Asset-Backed Certificates,
                                               ---
                              Series 199  -    (the "Class B Certificates,"
                                        -- ---
                              together with the Class A Certificates, the
                              "Certificates") offered hereby, together with the
                              Class C Asset-Backed Interests, Series 199 -
                                                                        - --
                              (the "Class C Interests") represent a specified
                              undivided interest in the Trust Assets allocated
                              to the Certificates (the "Investor Interest"). The
                              term "Class A Certificateholders" refers to
                              holders of the Class A Certificates, the term
                              "Class B Certificateholders" refers to holders of
                              the Class B Certificates, the term
                              "Certificateholders" refers to holders of the
                              Certificates, and the term "Series" refers to any
                              series of certificates issued by the Trust,
                              including the series designated as Series
                              199  -    ("Series 199  -  ") of which the
                                 -- ---             -- --
                              Certificates form a part. The Certificates will be
                              issued pursuant to the Pooling and Servicing
                              Agreement dated as of            , 1997 (the
                                                    -------- --
                              "Master Pooling and Servicing Agreement"), among
                              CC Credit Card Corporation ("the Corporation"), as
                              Transferor (in such capacity, the "Transferor"), The Travelers Bank, as servicer (in such capacity, the "Servicer"), and The Bank of New York as trustee (the "Trustee"), and a related supplement thereto (the "Supplement" and, together with the Master Pooling and Servicing Agreement, the
                              "Pooling and Servicing Agreement" (unless the context otherwise requires)). See "Description of the Certificates." The Class C Interests will initially be retained by the Transferor and will constitute the Series Enhancement for the Certificates.

                              The Certificates will be available for
                              purchase in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. Except in certain limited circumstances as described in the Prospectus under "Description of the Certificates -- Definitive Certificates," the Certificates will only be available in book-entry form.

                              The Trust Assets will be allocated among the
                              Investor Interest, the Class C Interest, the
                              interests of the holders of
                              other Series and the interest of the holders
                              of the Transferor Certificates (the
                              "Transferor's Interest"), as described below. The aggregate amount of Principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Certificateholders the Class C Interest (the
                              "Invested Amount") will be $         on the
                                                          --------
                              Closing Date (the "Initial Invested Amount"). The Invested Amount will, except as otherwise provided herein, [increase up to a maximum
                              amount of $         during the Funding
                                         --------
                              Period,] remain fixed during the remainder of the Revolving Period and decline thereafter during the Controlled Accumulation Period or Rapid Amortization Period as principal is deposited into the Principal Funding Account or paid on the Certificates. [The Invested Amount is subject to increase during the Funding Period to the extent amounts are withdrawn from the Pre-Funding Account and paid to the Transferor in connection with an increase in the amount of Principal Receivables in the Trust.] The aggregate amount of Principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Class A Certificateholders (the "Class A Invested
                              Amount") will be $         on the Closing
                                                --------
                              Date (the "Class A Initial Invested Amount"). The aggregate amount of Principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Class B Certificateholders (the "Class B Invested
                              Amount") will be $          on the Closing
                                                ---------
                              Date (the "Class B Initial Invested Amount"). The aggregate amount of Principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Class C Interest (the "Class C Invested Amount") will
                              be $         on the Closing Date (the "Class
                                  --------
                              C Initial Invested Amount"). [During the
                              Funding Period, the Class A Invested Amount,
                              the Class B Invested Amount and the Class C
                              Invested Amount may increase under certain
                              conditions as the Transferor's Interest is
                              increased until the Class A Invested Amount
                              is equal to $        , the Class B Invested
                                           --------
                              Amount is equal to $         and the Class C
                                                  --------
                              Invested Amount is equal to $        .]
                                                           --------
                              Thereafter, the Class A Invested Amount will
                              remain, prior to the commencement of the
                              Controlled Accumulation Period or Rapid
                              Amortization Period, fixed at [the Class A
                              Initial Invested Amount] [such] Class A
                              Invested Amount, except if there are
                              unreimbursed Class A Investor Charge-Offs or
                              if a Pay Out Event or a Trust Pay Out Event
                              occurs. In addition, the Class B Invested
                              Amount will decline in certain circumstances
                              as a result of (a) the allocation to the
                              Class B Certificates of Defaulted Amounts,
                              including such amounts otherwise allocable to the Class A Certificates, and (b) the reallocation of collections of Principal Receivables otherwise allocable to the Class B Certificates to fund certain payments in respect of the Class A Certificates. Any such reductions in the Class B Invested Amount may be reimbursed out of Excess Spread, if any, Excess Finance Charges allocable to Series 199 - , the
                                 - --
                              reallocation of certain amounts allocable to the Class C Interest.

                              The Transferor Amount will fluctuate as the amount of Principal Receivables in the Trust, the invested amount of each Series, the Discount Percentage and the amounts on deposit in the Excess Funding Account and the Principal Funding Account change from time to time. The Transferor's Interest will represent the right to the assets of the Trust not allocated to the Investor Interest, the Class C Interest or the holders of investor certificates of other Series (the Investor Interest, the Class C Interest and the interest in the assets of the Trust held by the holders of investor certificates of other Series is referred to herein as the "Certificateholders' Interest").

                              The Class A Certificates will represent the
                              right to receive from the Trust Assets allocated to the Investor Interest and the Class C Interest funds up to (but not in excess of)
                              the amounts required to make payments of
                              interest on the Class A Certificates from the
                              Closing Date at [the rate of    %] [a
                                                           ---
                              floating-rate determined as follows
                                              ] (such rate, the "Class A
                              ----------------
                              Certificate Rate"), and payment of principal
                              on the               Distribution Date or, in
                                     -------- ----
                              certain limited circumstances, monthly
                              payments of principal during the Rapid
                              Amortization Period, to the extent of the Class A Invested Amount. See "Description of the Certificates -- General," "-- Interest Payments" and "-- Principal Payments."

                              The Class B Certificates will represent the
                              right to receive from the Trust Assets
                              allocated to the Investor Interest and the
                              Class C Interest funds up to (but not in
                              excess of) the amounts required to make
                              payments of interest on the Class B
                              Certificates from the Closing Date at the
                              [rate of    %] [a floating-rate determined as
                                       ---
                              follows             ]  (such rate, the "Class
                                      ------------
                              B Certificate Rate"), and [monthly payments of principal,] following the payment in full of the Class A Investor Amount, during the Class B Accumulation Period or the Rapid Amortization Period to the extent of the Class B Invested Amount. See "Description of the Certificates -- General," "-- Interest Payments" and "-- Principal Payments."

                              The Certificates represent beneficial
                              interests in the Trust Assets only and do not represent interests in or obligations of Travelers Group Inc., Commercial Credit Company, CC Credit Corporation, either of the Banks or any affiliate thereof except to the limited extent provided herein. None of the Certificates, the Class C Interest, the Accounts or the Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other governmental agency or instrumentality.

RECEIVABLES.................  The aggregate amount of Principal Receivables and Finance Charge Receivables in the
                              Accounts as of

                                           , 199  equaled $         and
                              ---------- --     -          --------
                              $          , respectively. The aggregate
                               ----------
                              undivided interest in the Principal
                              Receivables and amounts on deposit in the Excess Funding Account, if any, evidenced by the Certificates and the Class C Interest will never exceed the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, regardless of the total amount of Principal Receivables in the Trust and amounts on deposit in the Excess Funding Account, if any, at any time. See "The Receivables."

REGISTRATION OF
CERTIFICATES................  The Certificates initially will be represented by certificates registered in the name of Cede & Co. ("Cede"), as the nominee of The Depository Trust Company ("DTC"). No person acquiring a beneficial interest in the Certificates (a "Certificate Owner") will be entitled to receive a definitive certificate representing such person's interest (a "Definitive Certificate"), except in the event that Definitive Certificates are issued under the limited circumstances described herein. Certificateholders may elect to hold their Certificates through DTC (in the United States) or Cedel or Euroclear (in Europe). See "Description of the Certificates -- Definitive Certificates" in the Prospectus.

TRANSFEROR..................  CC Credit Card Corporation a Delaware
                              corporation and a wholly-owned subsidiary of Commercial Credit Company.

SERVICER....................  The Travelers Bank.  The principal executive offices of the Servicer are located at
                              Christiana Corporate Center, 100 Commerce Drive, Newark, Delaware 19713.

ACCOUNT OWNERS..............  The Travelers Bank and The Travelers Bank
                              USA.

COLLECTIONS.................  All collections of Receivables will be allocated by the Servicer between amounts collected on Principal Receivables and amounts collected on Finance Charge Receivables. All such amounts will then be allocated in accordance with the respective interests of the Class A Certificateholders, the Class B Certificateholders, the Class C Interest Holder, the holders of the Transferor Certificates and the holders of certificates and uncertificated interests of other Series, if any, in the Principal Receivables and in the Finance Charge Receivables. Subject to certain exceptions, the Servicer will deposit all collections of Receivables distributable to
                              Certificateholders, the Class C Interest
                              Holder and to holders of certificates and uncertificated interests of other Series, if any, in the Collection Account no later than the day prior to the applicable Distribution Date. See "Description of the Certificates -- Allocation Percentages." The Transferor may from time to time elect that a certain percentage of the collections of Principal Receivables will be designated as "Discount Option Collections" and such Discount Option Collections will be treated as Finance Charge collections.

                              See "The Pooling and Servicing Agreement
                              Generally --Discount Option" in the
                              Prospectus.

INTEREST....................  Interest on the Certificates for each
                              Interest Period will be distributed on the
                                   day of each month or, if any such day is
                              ----
                              not a Business Day, on the next succeeding
                              Business Day (each, a "Distribution Date"),
                              commencing            , 199   in an amount
                                         -------- --     --
                              equal to [one-twelfth of] the product of (i)
                              [(a) the actual number of days in the related Interest Period divided by [360][365], times
                              (b)] the Class A Certificate Rate or Class B
                              Certificate Rate, as applicable, and (ii) the outstanding principal amount of the Class A Certificates or the outstanding principal amount of the Class B Certificates, as applicable, as of the preceding Record Date (or, in the case of the
                                                      -------- ----
                              Distribution Date, as of the Closing Date).
                              The "Interest Period," with respect to any
                              Distribution Date, will be the period from
                              the previous Distribution Date through the
                              day preceding such Distribution Date, except
                              the initial Interest Period will be the
                              period from the Closing Date through
                                                                   --------
                                , 199  , the day preceding the initial
                              --     --
                              Distribution Date. The term "Business Day"
                              means any day other than a Saturday, Sunday
                              or a day on which banking institutions in New
                              York, New York,         ,         or
                                              --------  -------
                              Delaware, (or, with respect to the
                              determination of LIBOR, London, England) or
                              any other state in which the principal
                              executive offices of CC Credit Card
                              Corporation or any Additional Transferor or
                              the Trustee are located, are authorized or
                              obligated by law, executive order or
                              governmental decree to be closed. The
                              "Monthly Period," with respect to any
                              Distribution Date will be the period from and including the first day of the preceding calendar month to and including the last day of such calendar month (other than the initial Monthly Period, which will commence
                              on the Closing Date and end on            ,
                                                             -------- --
                              199  ). See "Description of the Certificates
                                 --
                              -- Interest Payments."

ADDITIONAL AMOUNTS
AVAILABLE TO
CERTIFICATEHOLDERS..........  If Class A Available Funds are less than the sum of (i) current and overdue Class A
                              Monthly Interest, (ii) current and overdue
                              Class A Additional Interest, (iii) current
                              and overdue Class A Servicing Fee and (iv)
                              the Class A Investor Default Amount, with
                              respect to the related Distribution Date,
                              Excess Spread and Excess Finance Charges [and Excess Transferor Finance Charge Collections]
                              allocable to Series 199 -   will be applied
                                                     - --
                              to fund the deficiency (the "Class A Required Amount"). "Excess Spread" for any Distribution Date will equal the sum of (a) the excess of Class A Available Funds over the sum of the amounts referred to in clauses
                              (i), (ii), (iii) and (iv) above, (b) the
                              excess of Class B Available Funds over the
                              sum of (i) current and overdue Class B
                              Monthly Interest, (ii) current and overdue
                              Class B Additional Interest and (iii) current and overdue Class B Servicing Fee and (c) the Class C Available Funds not used, if The Travelers Bank or the Trustee is no longer the Servicer, to pay current and overdue Class C Servicing Fee. If Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge Collections
                              allocable to Series 199 -   with respect to
                                                     - --
                              such Distribution Date are less than the
                              Class A Required Amount,  Reallocated
                              Principal Collections allocable first to the
                              Class C Invested Amount and then the Class B
                              Invested Amount with respect to the related
                              Monthly Period will be used to fund the
                              remaining Class A Required Amount. If
                              Reallocated Principal Collections with
                              respect to such Monthly Period are
                              insufficient to fund the remaining Class A
                              Required Amount for the related Distribution
                              Date, then a portion of the Class C Invested
                              Amount will be reduced by the amount of such
                              deficiency (but not by more than the Class A
                              Investor Default Amount for such Monthly
                              Period). If such reduction would cause the
                              Class C Invested Amount to be reduced below
                              zero, the Class B Invested Amount will be
                              reduced by the amount by which the Class C
                              Invested Amount would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount for such Monthly Period over the amount of such reduction in the Class C Invested Amount) to avoid a charge-off with respect to the Class A Certificates. If the Class B Invested Amount is reduced to zero, the Class A Invested Amount will be reduced by the amount by which the Class A Required Amount for any Distribution Date exceeds the sum of (i) Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to Series 199 - , and (ii)
                                                     - --
                              Reallocated Principal Collections for the related Monthly Period, but not by more than the excess of the Class A Investor Default Amount for such Monthly Period over the aggregate reductions in the Class C Invested Amount and the Class B Invested Amount with respect to such Monthly Period, and the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. See "Description of the Certificates -- Reallocation of Cash Flows" and "-- Allocation of Investor Default Amount."

                              If Class B Available Funds are less than the
                              sum of (i) current and overdue Class B
                              Monthly Interest, (ii) current and overdue
                              Class B Additional Interest and (iii) current and overdue Class B Servicing Fee and (iv) the Class B Investor Default Amount, if any, with respect to the related Distribution Date, Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge
                              Collections allocable to Series 199 -   and
                                                                 - --
                              not required to pay the Class A Required
                              Amount will be applied to fund the deficiency (the "Class B Required Amount"). If Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge Collections
                              allocable to Series 199 -   with respect to
                                                     - --
                              such Distribution Date not required to pay the Class A Required Amount are less than the Class B

                              Required Amount, Reallocated Principal
                              Collections allocable to the Class C Invested Amount for the related Monthly Period not required to fund the Class A Required Amount will then be used to fund the remaining Class B Required Amount. If Reallocated Principal Collections allocable to the Class C Invested Amount with respect to such Monthly Period are insufficient to fund the remaining Class B Required Amount for the related Distribution Date, then the Class C Invested Amount will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such Monthly Period). If such reduction would cause the Class C Invested Amount to be reduced below zero, the Class B Invested Amount will be reduced by the amount by which the Class B Required Amount for any Distribution Date exceeds the sum of Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to Series
                              199  -   and not required to pay the Class A
                                 -- --
                              Required Amount and Reallocated Principal
                              Collections not required to pay the Class A
                              Required Amount for the related Monthly
                              Period, but not by more than the excess of the Class B Investor Default Amount for such Monthly Period over the reduction in the Class C Invested Amount with respect thereto, for such Monthly Period. In the event of a reduction of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, the amount of principal and interest available to fund payments with respect to the Class A Certificates and the Class B Certificates will be decreased. See "Description of the Certificates -- Reallocation of Cash Flows" and "-- Allocation of Investor Default Amount."

EXCESS FINANCE CHARGES......  "Excess Finance Charges" means amounts designated by another Series for allocation
                              to Series within [Group One] and which,
                              pursuant to the Master Pooling and Servicing
                              Agreement and any related supplement, are
                              allocable to Series 199  -  .  [Series
                                                     -- --
                              199  -   will be included in a group of
                                 -- --
                              Series ("Group One") expected to be issued by the Trust from time to time.]

REQUIRED CLASS C
INVESTOR AMOUNT.............  The "Required Class C Investor Amount" with respect to any Distribution Date means,
                              subject to certain limitations more fully
                              described herein, the greater of (i) the
                              product of (a) the sum of (I) [the sum of]
                              the Class A Invested Amount [and the Class A
                              Floating Percentage of the Pre-Funded Amount] and (II) [the sum of] the Class B Invested Amount [and the Class B Floating Percentage of the Pre-Funded Amount], each as of such Distribution Date after taking into account distributions made on such Distribution Date, and (b) a fraction, the numerator of which is
                                % and the denominator of which is the
                              --
                              excess of 100% over   % and (ii) the product
                                                  --
                              of (I) $         and (II)   %. With respect
                                      --------          --
                              to any Distribution Date, if the Class C
                              Investor Amount is less than the Required
                              Class C Investor Amount, certain Excess
                              Spread and Excess Finance

                              Charges allocable to Series 199 -   will be
                                                             - --
                              used to increase the Class C Invested Amount to the extent of any prior unreimbursed reductions in the Class C Invested Amount. See "Description of the Certificates -- Application of Collections -- Excess Spread; Excess Finance Charges." On any Distribution Date, to the extent that the Class C Investor Amount exceeds the Required Class C Investor Amount, such excess may be paid to the Class C Interest Holder and if paid will not be available to the Certificateholders.

[FUNDING PERIOD.............  During the period from and including the
                              Closing Date to but excluding the earlier of
                              (i) the commencement of the Rapid
                              Amortization Period, (ii) the date on which
                              the Invested Amount first equals $
                                                                --------
                              and (iii)        ,      (the "Funding
                                        ---- --  ----
                              Period"), the Pre-Funded Amount will be
                              maintained in a trust account to be
                              established with the Trustee (the
                              "Pre-Funding Account"). The "Pre-Funded
                              Amount" means the principal amount on deposit in the Pre-Funding Account, which initially
                              will equal $        . Funds on deposit in the
                                          --------
                              Pre-Funding Account will be invested by the Trustee in Eligible Investments.]

                              [During the Funding Period, funds on deposit
                              in the Pre-Funding Account will be withdrawn
                              on a monthly basis to the extent of any
                              increases in the Invested Amount as a result
                              of an increase in the amount of Principal
                              Receivables in the Trust to the extent that
                              the Transferor Amount on the last day of a
                              Monthly Period during the Funding Period
                              exceeds the product of (A) the sum of   % and
                                                                    --
                              the Required Transferor Percentage on such
                              date and (B) the sum of the aggregate amount
                              of Principal Receivables in the Trust and
                              amounts on deposit in the Excess Funding
                              Account on such day; PROVIDED, HOWEVER, that
                              the Invested Amount will in no event exceed
                              $         or increase by an amount in excess
                               --------
                              of the Pre-Funded Amount immediately prior to giving effect to such increase. Certificateholders will have no further right to or interest in such funds upon their withdrawal from the Pre-Funding Account in connection with such increases in the Invested Amount. Should the Pre-Funded Amount be greater than zero at the end of the Funding Period, the amounts remaining on deposit in the Pre-Funding Account will be payable pro rata to the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holder on the next succeeding Distribution Date and result in a reduction of the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount. See "Description of the Certificates -- Pre-Funding Account."]

REVOLVING PERIOD............  No principal will be payable to or for the benefit of Certificateholders during the
                              period (the "Revolving Period") from and
                              including the Closing Date to but not
                              including the earlier of (i) the commencement of the controlled Accumulation Period and
                              (ii) the commencement of the Rapid
                              Amortization Period. The
                              controlled accumulation period with respect
                              to the Certificates (the "Controlled
                              Accumulation Period"), which includes
                              separate controlled accumulation periods for
                              the Class A Certificates and the Class B
                              Certificates, is scheduled to begin at the
                              close of business on              ,     .
                                                   ---------- --  ----
                              Subject to the conditions set forth herein
                              under "Description of the Certificates --
                              Postponement of Controlled Accumulation
                              Period," the day on which the Revolving
                              Period ends and the Controlled Accumulation
                              Period begins may be delayed to no later than
                              the end of the day on            ,     .
                                                    -------- --  ----
                              During the Revolving Period, collections of Principal Receivables allocated to the Certificates and the Class C Interest (other than Reallocated Principal Collections that are used to pay any deficiency in the Class A Required Amount or the Class B Required Amount) will generally be paid from the Trust to the holders of the Transferor Certificates or to amortizing or accumulating Series in [Group One] or deposited into the Excess Funding Account. See "Description of the Certificates -- Principal Payments."

CONTROLLED ACCUMULATION
PERIOD; PRINCIPAL PAYMENTS..  Unless a Pay Out Event shall have occurred,
                              (a) the Class A controlled accumulation
                              period (the "Class A Controlled Accumulation
                              Period") will begin at the end of the day on
                              the last day of the Revolving Period and will end on the earliest of (i) the commencement of the Rapid Amortization Period, (ii) the
                              payment in full to the Class A
                              Certificateholders of the Class A Investor
                              Amount, and (iii) the Series 199 -
                                                              - --
                              Termination Date, and (b) the Class B
                              controlled accumulation period (the "Class B
                              Accumulation Period") will commence on the
                              first day of the Monthly Period immediately
                              preceding the Class B Principal Commencement
                              Date and end on the earliest of (i) the
                              commencement of the Rapid Amortization
                              Period, (ii) the payment in full to the Class
                              B Certificateholders of the Class B Invested
                              Amount and (iii) the Series 199 -
                                                             - --
                              Termination Date. During the Controlled
                              Accumulation Period, the Available Investor
                              Principal Collections will no longer be paid to the holders of the Transferor Certificates or to amortizing or accumulating Series in [Group One] or deposited into the Excess Funding Account as described above but instead will be deposited monthly, along with certain other amounts constituting Available Investor Principal Collections, on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Controlled Accumulation Period in a trust account established by the Servicer for the benefit of
                              Certificateholders (the "Principal Funding
                              Account") to be accumulated for payment to the Certificateholders as provided herein, first to the Class A Certificateholders, which payment is anticipated to be on the Class A Expected Final Distribution Date, and then (following payment in full of the Class
                              A Investor Amount) to the Class B
                              Certificateholders, which payment is
                              anticipated to be on the Class B Expected
                              Final Distribution Date. With
                             respect to any Distribution Date, during either the Rapid Amortization Period or the Controlled Accumulation Period, until the Class B Invested Amount is paid in full and subject to certain other exceptions, "Class C Monthly Principal" shall mean an amount equal to the lesser of (A) Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal and (B) the excess of (i) the Class C Investor Amount over (ii) the Required Class C Investor Amount. During the Controlled Accumulation Period or the Rapid Amortization Period, collections of Principal Receivables generally will be allocated to the Invested Amount in a ratio the numerator of which is the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (x) the sum of (I) the product of the aggregate amount of Principal Receivables and one minus the Discount Percentage and (II) the principal amount on deposit in the Excess Funding Account as of the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding; PROVIDED, HOWEVER, that such ratio is subject to adjustment to give effect to designations of Additional Accounts. See "Description of the Certificates--Allocation Percentages," "--Application of Collections" and "--Principal Payments."

                              With respect to any Distribution Date
                              relating to the Controlled Accumulation
                              Period, if Available Investor Principal
                              Collections in the prior Monthly Period are equal to or greater than the sum of (i) the Controlled Accumulation Amount on such Distribution Date and (ii) the existing Deficit Controlled Accumulation Amount (as defined below), if any, from the immediately preceding Distribution Date (such sum for such Distribution Date, the "Controlled Deposit Amount," provided that the Controlled Deposit Amount on any Distribution Date after the payment in full of the Class A Certificates shall not exceed the Class B Invested Amount), then the Controlled Deposit Amount will be deposited into the Principal Funding Account, and the excess of such Available Investor Principal Collections over the Controlled Deposit Amount and any amounts thereof applied as Class C Monthly Principal will be paid from the Trust to the holders of the Transferor Certificates or to other amortizing or accumulating Series in [Group One] or deposited into the Excess Funding Account. The existing "Deficit Controlled Accumulation Amount" means, on any Distribution Date, the excess, if any, of the Controlled Deposit Amount from the prior Distribution Date over the Available Investor Principal Collections.

                              If the Available Investor Principal
                              Collections in the prior Monthly Period are less than the Controlled Deposit Amount, such remaining Available Investor Principal Collections will be deposited into the Principal Funding Account, and the excess of the Controlled Deposit Amount over such Available Investor Principal Collections will be the Deficit Controlled Accumulation Amount for the succeeding Monthly Period. See "Description of the Certificates -- Application of Collections."

                              All amounts in the Principal Funding Account will be invested at the direction of the Servicer by the Trustee in certain Eligible Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "Principal Funding Investment Proceeds") during the Controlled Accumulation Period will be included in Class A Available Funds with respect to each Distribution Date.

                              Funds on deposit in the Principal Funding
                              Account will be available to pay the Class A
                              Certificateholders in respect of the Class A
                              Investor Amount on the Class A Expected Final Distribution Date. If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Class A Investor Amount on the Class A Expected Final Distribution Date, the Rapid Amortization Period will commence as described below and on each Distribution Date thereafter until the Class A Investor Amount is paid in full the Class A
                              Certificateholders will receive distributions of Class A Monthly Principal. Although it is anticipated that during the Class A Accumulation Period, funds will be deposited in the Principal Funding Account in an amount equal to the applicable Controlled Accumulation Amount with respect to each Distribution Date and that scheduled principal will be available for distribution to the Class A Certificateholders on the Class A Expected Final Distribution Date, no assurance can be given in that regard. See "Maturity Assumptions" herein.


                              On the Class B Expected Final Distribution
                              Date, provided that the Class A Investor
                              Amount is paid in full on the Class A
                              Expected Final Distribution Date and the
                              Rapid Amortization Period has not commenced, Available Investor Principal Collections will be used to pay the Class B Invested Amount as described herein. If the Available Investor Principal Collections are insufficient to pay the Class B Invested Amount on the Class B Expected Final Distribution Date, the Rapid Amortization Period will commence as described below and on each Distribution Date thereafter following the payment in full of the Class A Certificates until the Class B Invested Amount is paid in full, the Class B Certificateholders will receive distributions of Class B Monthly Principal. Although it is anticipated that scheduled principal will be available for distribution to the Class B Certificateholders on the Class B Expected Final Distribution Date, no assurance can be given in that regard. See "Maturity Assumptions" herein.

                              If a Pay Out Event occurs during the
                              Controlled Accumulation Period, the Rapid
                              Amortization Period will
                              commence and any amount on deposit in the Principal Funding Account will be paid to the Class A Certificateholders on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

CLASS A EXPECTED FINAL
DISTRIBUTION DATE...........  The               Distribution Date.
                                  -------- ----

CLASS B EXPECTED FINAL
DISTRIBUTION DATE........... The                Distribution Date.
                                 -------- -----

RAPID AMORTIZATION PERIOD;
PRINCIPAL PAYMENTS..........  During the period beginning with the occurrence of any  Pay Out Event and ending
                              on the earlier of (i) the payment in full to
                              the Certificateholders of the Class A
                              Investor Amount and the Class B Invested
                              Amount and payment in full to the Class C
                              Interest Holder of the Class C  Invested
                              Amount and (ii) the Series 199 -
                                                            - --
                              Termination Date (the "Rapid Amortization
                              Period"), Available Investor Principal
                              Collections will no longer be paid from the Trust to the holders of the Transferor Certificates or to amortizing or accumulating Series in [Group One] or deposited into the Excess Funding Account as described above but instead will be distributed on each Distribution Date, first to the Class A Certificateholders until the Class A Investor Amount has been paid in full, then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Interest Holder until the Class C Invested Amount is paid in full. See "Description of the Certificates -- Pay Out Events" for a discussion of the events which might lead to the commencement of the Rapid Amortization Period. See "Description of the Certificates -- Application of Collections."


SUBORDINATION OF THE CLASS B
CERTIFICATES AND THE
CLASS C INTEREST............  The Class B Certificates will be subordinated as described herein to the extent necessary to fund payments with respect to the Class A Certificates as described herein. In addition, the Class C Interest will be subordinated to the extent necessary to fund certain payments with respect to the Certificates. If the principal amount of the Class C Interests is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, and is not reinstated, the amount of principal distributable to the Class B Certificateholders will be reduced. See "Description of the Certificates -- Subordination."

SHARED COLLECTIONS OF
PRINCIPAL RECEIVABLES.......  To the extent that collections of Principal
                              Receivables allocated to the Certificates or the Class C Interest are not needed to make payments to or for the benefit of Certificateholders or the Class C Interest Holders, such collections may be applied to cover principal payments due to or for the benefit of other Series, if any, in [Group One]. Any such application of collections will not result in a reduction of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount. In addition, during the Controlled Accumulation Period, certain collections of Principal Receivables allocated to other Series in [Group One], and certain Shared Transferor Principal Collections, to the extent such collections are not needed to make payments in respect of such other Series, may be applied to cover principal amounts payable to or for the benefit of the Certificateholders or the Class C Interest Holder. See "Description of the Certificates -- Shared Collections of Principal Receivables and Transferor Principal Collections."

REQUIRED TRANSFEROR
PERCENTAGE..................  The Required Transferor Percentage applicable
                              to Series 199 -   is currently   %, provided
                                           - --              --
                              that the Required Transferor Percentage may be reduced to as low as 2% if the Transferor delivers an officer's certificate stating that such reduction will not have an Adverse Effect and the Rating Agency Condition is satisfied.

RECORD DATE.................  With respect to any Distribution Date, the last Business Day of the month preceding such Distribution Date.

OPTIONAL REPURCHASE.........  The Certificates will be subject to optional repurchase by the Transferor on any
                              Distribution Date after the Investor Amount
                              is less than or equal to   % of the Initial
                                                       --
                              Investor Amount, unless certain events as specified in the Pooling and Servicing Agreement have occurred. The repurchase price on the Distribution Date on which such purchase occurs will be equal to the Investor Amount plus accrued and unpaid interest on the Certificates and the Class C Interest as described herein. See "Description of the Certificates -- Optional Repurchase."

FINAL PAYMENT OF PRINCIPAL
AND INTEREST; TERMINATION OF
TRUST.......................  The interest of the Certificateholders in the
                              Trust will terminate following the earlier of
                              (i) the day after the Distribution Date on
                              which the Investor Amount is paid in full and
                              (ii) the earlier of the
                                                      ---- ----
                              Distribution Date and the termination of the
                              Trust (the "Series 199 -   Termination
                                                    - --
                              Date"). All principal and interest will be
                              due and payable no later than the Series
                              199 -   Termination Date. See "Description of
                                 - --
                              the Certificates -- Final Payment of
                              Principal and Interest; Termination" in the Prospectus.

TRUSTEE.....................  The Bank of New York, a New York banking corporation.

TAX STATUS..................  Subject to the matters discussed under
                              "Certain Federal Income Tax Consequences" herein and in the Prospectus, Special Tax Counsel to the Transferor will deliver its opinion to the effect that, under existing law, the Class A Certificates and the Class B Certificates will properly be characterized as debt for Federal income tax purposes on the date of issuance. Under the Pooling and Servicing Agreement, the Certificate Owners will agree to treat the Certificates as indebtedness for income tax purposes. See "Certain Federal Income Tax Consequences" herein and in the Prospectus for additional information concerning the application of Federal income tax laws.

ERISA CONSIDERATIONS........  Subject to the considerations described below, the Certificates are eligible for purchase by employee benefit plan investors. Under a regulation issued by the Department of Labor, the Trust Assets would not be deemed "plan assets" of an employee benefit plan holding the Certificates if certain conditions are met, including that each Class of the Certificates must be held, upon completion of the public offering made hereby, by at least 100 investors who are independent of the Transferor and of one another. The Underwriter[s] expect that each Class of the Certificates will be held by at least 100 independent investors at the conclusion of the offering, although no assurance can be given, and no monitoring or other measures will be taken to ensure that such condition will be met. The Transferor anticipates that the other conditions of the regulation will be met. If the Trust Assets were deemed to be "plan assets" of an employee benefit plan investor (e.g., if the 100 independent investor criterion is not satisfied) violation of the "prohibited transaction" rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), could result and generate excise tax and other liabilities under ERISA and
                              Section 4975 of the Internal Revenue Code of
                              1986, as amended (the "Code"), unless a
                              satisfactory, regulatory or administrative exemption is available. It is uncertain whether existing exemptions from the "prohibited transaction" rules of ERISA would apply to all transactions involving the Trust Assets. Accordingly, employee benefit plan fiduciaries or other persons contemplating purchasing the Certificates on behalf or with "plan assets" of any employee benefit plan should consult their counsel before making a purchase. See "ERISA Considerations" in the Prospectus.

CERTIFICATE RATINGS.........  It is a condition to the issuance of the
                              Class A Certificates that they be rated in
                              the        rating category by at least
                                  ------                             ----
                              nationally recognized rating
                              [agency][agencies].

                              It is a condition to the issuance of the
                              Class B Certificates that they be rated in
                                     the rating category by at least
                              ------                                 ----
                              nationally recognized rating
                              [agency][agencies].


                              The rating agency or rating agencies rating the Certificates or any other Series are collectively referred to herein as the "Rating Agencies" or individually as a "Rating Agency." The Certificates offered hereby are investment grade asset-backed securities within the meaning of the Act and the rules promulgated thereunder.

[LISTING....................  Application will be made to list the
                              Certificates on the Luxembourg Stock
                              Exchange; however, no assurance can be given
                              that such listing will be obtained.
                              Certificateholders should consult with
                                          , the Luxembourg listing agent
                              ------------
                              for the Certificates        , phone number
                                                   -------
                                         , for the status of such listing.]
                              -----------

                         RISK FACTORS


  LIMITED LIQUIDITY. There is currently no market for the Certificates. The Underwriters expect to make a secondary market in the Certificates, but are not obligated to do so. There can be no assurance that a secondary market will develop or, if it does develop, that such market will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates.

  RATING OF THE CERTIFICATES.  It is a condition to the issuance of the
Class A Certificates that they be rated                          by at
                                        ------------------------
least      nationally recognized rating [agency][agencies]. It is a
      ----
condition to the issuance of the Class B Certificates that they be rated
                           by at least      nationally recognized rating
--------------------------             ----
[agency][agencies]. The rating of the Certificates is based primarily on the value of the Receivables and, in the case of the Class A Certificates, the subordination of the Class B Certificates and the Class C Interest and, in the case of the Class B Certificates, the subordination of the Class C Interest. The ratings of the Certificates are not a recommendation to purchase, hold or sell Certificates, and such ratings do not comment as to the marketability of the Certificates, any market price or suitability for a particular investor. There is no assurance that any rating will remain for any given period of time or that any rating will not be lowered or withdrawn entirely by any such rating agency, if in its judgment circumstances so warrant.

  LIMITED AMOUNTS OF CREDIT ENHANCEMENT. Although credit enhancement with respect to the Certificates will be provided by the subordination of the Class C Interest, such amounts are limited. If the Class C Invested Amount is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust and the Class B Invested Amount may be reduced. If the Class B Invested Amount is reduced to zero, Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. See "Description of the Certificates -- Allocation Percentages," "-- Allocation of Investor Default Amount."

  EFFECT OF SUBORDINATION OF CLASS B CERTIFICATES; PRINCIPAL PAYMENTS. The Class B Certificates are subordinated in right of payment of principal to the Class A Certificates. Payments of principal in respect of the Class B Certificates will not commence until after the final principal payment with respect to the Class A Investor Amount has been made as described herein. Moreover, the Class B Invested Amount is subject to reduction if the Class A Required Amount for any Monthly Period is greater than zero and is not funded from Excess Spread, Excess Finance Charges [and Excess Transferor Finance Charge Collections] allocated to Series 199 - , Reallocated
                                                   - --
Principal Collections with respect to the Class C Invested Amount, and reductions in the Class C Invested Amount. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocable to the Class B Certificateholders will be reduced. See "Description of the Certificates -- Allocation Percentages" and "-- Reallocation of Cash Flows." If the Class B Invested Amount is reduced to zero, the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. See "Description of the Certificates -- Subordination."

  DISCOUNT OPTION. The Pooling and Servicing Agreement provides that a percentage (the "Discount Percentage") (which on the Closing Date will be
   %)  of collections of Principal Receivables will be treated as
---
collections of Finance Charge Receivables ("Discount Option Collections"). Pursuant to the Pooling and Servicing Agreement, the Transferor may, without notice to or consent of the Certificateholders, from time to time, increase, reduce or eliminate (subject to the limitations described below) the Discount Percentage for all or any specified portion of collections of Principal Receivables on or after the date of such change (each a "Discount Option Date"). The Transferor must provide 30 days' prior written notice to the Trustee and each Rating Agency of any such change and such change will become effective only if (i) in the reasonable belief of the Transferor such designation would not cause to occur a Pay Out Event (or "Reinvestment Event") with respect to any Series or an event which with notice or the lapse of time or both would constitute a Pay Out Event (or Reinvestment Event) with respect to any Series and (ii) if such change would cause the Discount Percentage to be greater than [3%] or less than [1%] the Rating Agency Condition is satisfied. See "Description of the Certificates --Discount Option" in the Prospectus. Any such change that raises the Discount Percentage would result in an increase in the amount of collections of Finance Charge Receivables and a lower payment rate of collections of Principal Receivables and will reduce the Transferor Amount (which is calculated after applying the Discount Percentage to the aggregate amount of Principal Receivables), thereby decreasing the likelihood that certain Pay Out Events or Reinvestment Events based in part on the amount of collections of Finance Charge

Receivables will occur and increasing the likelihood that the Transferor will be required to designate Additional Accounts. Any such change that reduces the Discount Percentage will have the opposite effect.

  BOOK-ENTRY REGISTRATION. The Certificates initially will be represented by certificates registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Certificate Owners or their nominees. As a result, unless and until Definitive Certificates are issued, Certificate Owners will not be recognized by the Trustee as Certificateholders, as that term is used in the Pooling and Servicing Agreement. Until such time, Certificate Owners will only be able to exercise the rights of Certificateholders indirectly through DTC and its participating members (in the United States) [or Cedel or Euroclear (in Europe).] See "Description of the Certificates -- Book-Entry Registration" and "-- Definitive Certificates" in the Prospectus.

                     THE BANKS' CREDIT CARD ACTIVITIES

BILLING AND PAYMENT

  Nearly all of the accounts in the Travelers Consumer Credit Card Portfolio are subject to finance charges at variable rates determined on
the basis of        ranging from   % to   % for purchases and cash
             ------              --     --
advances. For more information, see "The Banks' Credit Card Activities -- Billing and Payments" in the Prospectus.

DELINQUENCIES AND LOSS EXPERIENCE

  The following tables set forth the delinquency and loss experience for each of the periods shown for the Travelers Consumer Credit Card Portfolio. [Additional Accounts have been designated for inclusion in the Trust from time to time as set forth in Annex II.] The Accounts in the Trust Portfolio have been selected from accounts in the Travelers Consumer Credit Card Portfolio based on certain eligibility criteria specified in the Pooling and Servicing Agreement. See "The Receivables." There can be no assurance that the delinquency and loss experience for the Receivables will be similar to the historical experience set forth below.

                           DELINQUENCY EXPERIENCE
                  TRAVELERS CONSUMER CREDIT CARD PORTFOLIO
                           (DOLLARS IN THOUSANDS)



  Receivables Outstanding
  Receivables Contractually Delinquent
  Outstanding:
     30-59 Days
     60-89 Days
     90 or more days
          Total


                              LOSS EXPERIENCE
                  TRAVELERS CONSUMER CREDIT CARD PORTFOLIO
                           (DOLLARS IN THOUSANDS)


Average Receivables
  Outstanding
Gross Losses
Recoveries
Net Losses
Net Losses as a Percentage of Average
  Receivables Outstanding

INTERCHANGE

   The Interchange attributed to the cardholder charges for merchandise and services in the Accounts, is not transferred from the Banks and does not constitute a portion of the Receivables.

                              THE RECEIVABLES

   The Receivables in the Initial Accounts as of the Initial Cut-Off Date
will be conveyed to the Trust on            , 1997 (the "Initial Closing
                                 -------- --
Date"). The Initial Accounts were selected from the Travelers Consumer Credit Card Portfolio satisfying criteria set forth in the Pooling and
Servicing Agreement (the "Criteria") as applied on         , 1997 (the
                                                   --------
"Initial Cut Off Date"). [Receivables in Additional Accounts will be conveyed to the Trust from time to time after the Initial Closing Date.] [Receivables in Additional Accounts have been conveyed to the Trust from time to time since the Initial Closing Date as set forth in Annex II.] Additional Accounts [will be] [have been and will be] selected from the Travelers Consumer Credit Card Portfolio satisfying the Criteria as applied on the Addition Cut-Off Date. The Initial Accounts and all Additional Accounts conveyed to the Trust are hereinafter referred to as the "Trust Portfolio." In order to meet the Criteria, each Account must, on the Initial Cut-Off Date or Addition Cut-Off Date, among other things, have been in existence and maintained by the Bank that owns such Account, have a cardholder with a billing address in the United States, its territories or possessions or a military address, and, except under certain circumstances, not be an account the credit card or cards with respect to which have been reported to the Bank that owns such Account as having been lost or stolen. See "The Pooling and Servicing Agreement Generally -- Representations, Warranties and Covenants" in the Prospectus. Cardholders whose accounts are included in the Travelers Consumer Credit Card Portfolio have billing
addresses in all    states, [the District of Columbia, Puerto Rico, Guam,
                 --
the Virgin Islands and certain foreign countries.] Pursuant to the Pooling and Servicing Agreement, the Transferor may be obligated (subject to certain limitations and conditions) to designate Additional Accounts to be included as Accounts and to convey to the Trust all Receivables of such Additional Accounts, or may elect to automatically designate Additional Accounts and convey the Receivables therein whether such Receivables are then existing or thereafter created. See "The Pooling and Servicing Agreement Generally -- Addition of Accounts or Participation Interests" in the Prospectus. If the Transferor is required to designate Additional Accounts under the Pooling and Servicing Agreement, each Account Owner, under its respective Receivables Transfer Agreement, agrees that it will designate sufficient Eligible Accounts which, together with Additional Accounts designated by any other Account Owners, will cause the Transferor to be in compliance with the Requirements of the Pooling and Servicing Agreement. These accounts must meet the Criteria set forth above as of the relevant Addition Cut-Off Date. Throughout the term of the Trust, the Accounts from which the Receivables arise will be the same MasterCard and VISA accounts designated by the respective Account Owner on the Initial Cut-Off Date and each Addition Cut-Off Date (plus any Additional Accounts subsequently designated as described above). In addition, as of the Initial Cut-Off Date and each Addition Cut-Off Date and on the date any new Receivables are created, the Transferor will represent and warrant to the Trust that the Receivables meet the eligibility requirements specified in the Pooling and Servicing Agreement. See "The Pooling and Servicing Agreement Generally -- Representations, Warranties and Covenants" in the Prospectus.

   The following tables summarize the Trust Portfolio by various criteria
as of the close of business on            , 199  . Because the future
                               -------- --     --
composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of future results.

                       COMPOSITION BY ACCOUNT BALANCE
                              TRUST PORTFOLIO

                               PERCENTAGE OF
                                  TOTAL                     PERCENTAGE OF
                    NUMBER OF    NUMBER OF                      TOTAL
ACCOUNT BALANCE      ACCOUNTS    ACCOUNTS      RECEIVABLES    RECEIVABLES
---------------     ---------  -------------   -----------   ------------
Credit balance.....                   %          $                  %





Over $
      -------------
Total                                            $                  %
                                                 ----------
                                                 ----------


                        COMPOSITION BY CREDIT LIMIT
                              TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                  PERCENTAGE
                         NUMBER OF   NUMBER OF                   OF TOTAL
CREDIT LIMIT BALANCE     ACCOUNTS     ACCOUNTS    RECEIVABLES   RECEIVABLES
--------------------    ---------    ----------   -----------   -----------
                                           %        $                  %



Over $
      --------------
Total                                      %        $                  %
                                                   ----------
                                                   ----------

                    COMPOSITION BY PERIOD OF DELINQUENCY
                              TRUST PORTFOLIO

                                       PERCENTAGE
                                         OF TOTAL                  PERCENTAGE
PERIOD OF DELINQUENCY (DAYS  NUMBER OF  NUMBER OF                   OF TOTAL
CONTRACTUALLY DELINQUENT)    ACCOUNTS    ACCOUNTS    RECEIVABLES   RECEIVABLES
---------------------------  --------  ------------  -----------  ------------
Not Delinquent.............                   %        $                 %
1 to 29 days...............
30 to 59 days..............
60 to 89 days..............
90 to 119 days.............
120 to 149 days............
150 to 179 days............
180 or more................
Total......................                   %        $                 %
                                                      -----------
                                                      -----------


                         COMPOSITION BY ACCOUNT AGE
                              TRUST PORTFOLIO

                                         PERCENTAGE
                                          OF TOTAL                 PERCENTAGE
                             NUMBER OF    NUMBER OF                  OF TOTAL
AGE (IN MONTHS)              ACCOUNTS     ACCOUNTS    RECEIVABLES   RECEIVABLES
--------------               ---------   ----------   -----------  ------------
0 to 6 months..............                   %        $                 %
Over 6 to 12 months........
Over 12 to 24 months.......
Over 24 to 36 months.......
Over 36 to 48 months.......
Over 48 to 60 months.......
Over 60 to 84 months.......
Over 84 months.............
Total......................                   %        $                 %
                                                      -----------
                                                      -----------

            GEOGRAPHIC DISTRIBUTION OF ACCOUNTS AND RECEIVABLES
                              TRUST PORTFOLIO




                                                     PERCENTAGE OF TOTAL                 PERCENTAGE OF TOTAL
   STATE                        NUMBER OF ACCOUNTS    NUMBER OF ACCOUNTS    RECEIVABLES       RECEIVABLES
 ----------                    -------------------   -------------------   -----------   -------------------
Alabama.....................
Alaska......................
Arizona.....................
Arkansas....................
California..................
Colorado....................
Connecticut.................
Delaware....................
District of Columbia........
Florida.....................
Georgia.....................
Hawaii......................
Idaho.......................
Illinois....................
Indiana.....................
Iowa........................
Kansas......................
Kentucky....................
Louisiana...................
Maine.......................
Maryland....................
Massachusetts...............
Michigan....................
Minnesota...................
Mississippi.................
Missouri....................
Montana.....................
Nebraska....................
Nevada......................
New Hampshire...............
New Jersey..................
New Mexico..................
New York....................
North Carolina..............
North Dakota................
Ohio........................
Oklahoma....................
Oregon......................
Pennsylvania................
Rhode Island................
South Carolina..............
South Dakota................
Tennessee...................
Texas.......................
Utah........................
Vermont.....................
Virginia....................
Washington..................
West Virginia...............
Wisconsin...................
Wyoming.....................
All Others..................
Total.......................

                            MATURITY ASSUMPTIONS

   The Pooling and Servicing Agreement provides that Class A Certificateholders will not begin to receive payments of principal until the Class A Expected Final Distribution Date or following the occurrence of a Pay Out Event which results in the commencement of the Rapid Amortization Period. Class B Certificateholders will not receive payments of principal until the payment in full of the Class A Investor Amount. Unless and until a Pay Out Event occurs, on each Distribution Date during the Controlled Accumulation Period, monthly deposits of principal equal to the lesser of
(a) Available Investor Principal Collections and (b) the Controlled Deposit Amount will be made into the Principal Funding Account.

   Although it is anticipated that a single principal payment will be made to Class A Certificateholders in an amount equal to the Class A Investor
Amount on the         ,     Distribution Date (the "Class A Expected Final
              -------- ----
Distribution Date") and that a single principal payment will be made to Class B Certificateholders in an amount equal to the Class B Invested
Amount on the         ,     Distribution Date (the "Class B Expected Final
              -------- ----
Distribution Date"), no assurance can be given in that regard.

   A Pay Out Event occurs, with respect to Series 199 -   only, either
                                                     - --
automatically or after specified notice, upon (a) failure of the Transferor to make certain payments or transfers of funds for the benefit of the Certificateholders within the time periods stated in the Pooling and Servicing Agreement, (b) material breaches of certain representations, warranties or covenants of the Transferor, (c) (i) with respect to the end of any Monthly Period, as determined on the third Business Day preceding the related Distribution Date (the "Determination Date"), with respect to which the Transferor Amount is less than the Required Transferor Amount as of the last day of such Monthly Period, the failure of the Transferor to convey Receivables in Additional Accounts to the Trust such that the Transferor Amount is at least equal to the Required Transferor Amount on or prior to the tenth Business Day following such Determination Date or (ii) with respect to the end of any Monthly Period with respect to which the aggregate Principal Receivables in the Trust are not at least equal to the Required Principal Balance as of the last day of such Monthly Period, the failure of the Transferor to convey Receivables in Additional Accounts to the Trust such that the aggregate Principal Receivables in the Trust are at least equal to the Required Principal Balance on or prior to the tenth Business Day following such Determination Date, (d) the [average of the Net Portfolio Yield for three consecutive Monthly Periods being a rate which is
less than               for such period], (e) the occurrence of a Servicer
          -------------
Default having a material adverse effect on the Certificateholders, or (f) failure to pay in full (i) the Class A Investor Amount on the Class A Expected Final Distribution Date or (ii) the Class B Invested Amount on the Class B Expected Final Distribution Date.

   A Pay Out Event occurs, with respect to the Certificates and each other Series, automatically upon (a) an Insolvency Event relating to any Transferor [or an Account Owner], (b) the Trust becoming an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (c) the inability of any Transferor to transfer Receivables to the Trust in accordance with the Pooling and Servicing Agreement. Although the Transferor believes that the likelihood of a Pay Out Event occurring is remote, there can be no assurance that a Pay Out Event will not occur. See "Description of the Certificates -- Pay Out Events."

   In the event of the occurrence of a Pay Out Event, the Rapid Amortization Period will begin. During the Rapid Amortization Period, first the Class A Certificateholders and then, following the payment in full of the Class A Investor Amount, the Class B Certificateholders will be entitled to receive monthly payments of principal equal to the Available Investor Principal Collections received by the Trust during the related Monthly Period (plus the principal amount on deposit in the Principal Funding Account) until the Class A Investor Amount or Class B Invested Amount, as applicable, are paid in full. Allocations of Principal Receivables will be based on the Principal Allocation Percentage. See "Description of the Certificates -- Allocation Percentages."

   The following table sets forth the highest and lowest cardholder monthly payment rates for the Travelers Consumer Credit Card Portfolio during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the period shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payments shown in the table include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.

                           MONTHLY PAYMENT RATES
                  TRAVELERS CONSUMER CREDIT CARD PORTFOLIO


                            YEAR ENDED DECEMBER 31,
                           -----------------------

Lowest.................
Highest................
Monthly Average........

     The amount of collections on Receivables may vary from month to month due to seasonal variations, general economic conditions, changes in tax law and payment habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio, and thus the rate at which Certificateholders could expect to accumulate or receive payments of principal on their Certificates during the Controlled Accumulation Period or the Rapid Amortization Period, will be similar to the historical experience set forth above. In addition, the ability of the Certificateholders to be paid the applicable Class A Investor Amount or the Class B Invested Amount on the Class A Expected Final Distribution Date and the Class B Expected Final Distribution Date, respectively, may be dependent upon the availability of Shared Principal Collections. Since the Trust, as a master trust, may issue additional Series from time to time, there can be no assurance that the issuance of additional Series or the terms of any additional Series might not have an impact on the timing of payments received by Certificateholders. Further, if a Pay Out Event occurs, the average life and maturity of the Certificates could be significantly reduced.

                      RECEIVABLE YIELD CONSIDERATIONS

     The yield on the Travelers Consumer Credit Card Portfolio for the
                                                                       ---
period ended            ,       and for each of the      years in the
             -------- --  -----                     ----
period ended            ,       is set forth in the following table.  Yield,
             -------- --  -----
on both an accrual and a cash basis will be affected by numerous factors, including the finance charges on the Receivables, the amount of the annual cardholder fees and other fees and charges, changes in the delinquency rate on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur finance charges. There can be no assurance that the revenue from finance charges and fees for the Receivables will be similar to the historical experience set forth below. See "Risk Factors" in the Prospectus.

                        REVENUE FROM FINANCE CHARGES
                  TRAVELERS CONSUMER CREDIT CARD PORTFOLIO

                                            YEAR ENDED              ,
                                          --------------------------


Average Monthly Accrued Fees and
  Charges.............................
Average Account Balance...............
Yield From Fees and Charges...........


     The yield for the Travelers Consumer Credit Card Portfolio shown in the above table is comprised of the following components:
                     ,                    ,  [The yield related to annual
---------------------  -------------------
cardholder fees (on those accounts which assess such fees) and other service charges varies with the type and volume of activity in, and the balance of each account.] [Information concerning annual cardholder fees, if any, to be discussed.]

     [Variances from Travelers Consumer Credit Card Portfolio to the Trust Portfolio, if any, to be discussed.]

                      DESCRIPTION OF THE CERTIFICATES

   The Certificates will be issued pursuant to the Pooling and Servicing Agreement entered into among CC Credit Card Corporation, as Transferor, The Travelers Bank, as Servicer of the Accounts and the Receivables, and The Bank of New York, as Trustee for the Certificateholders, substantially in the form filed as an exhibit to the Registration Statement of which the Prospectus is a part. Pursuant to the Master Pooling and Servicing Agreement, the Transferor may execute further supplements thereto among each of the Transferor and the Trustee in order to issue additional Series. See "Description of the Certificates -- New Issuances" in the Prospectus. The Trustee will provide a copy of the Master Pooling and Servicing Agreement (without exhibits or schedules), including any Supplements, to Certificateholders without charge upon written request. The following summary describes certain terms of the Pooling and Servicing Agreement and is qualified in its entirety by reference to the Pooling and Servicing Agreement.

GENERAL

     The Certificates will represent undivided interests in the Trust Assets, including the right to a floating percentage (in the case of collections of Principal Receivables during the Revolving Period, such collections will be allocated to the Certificates and paid to the holders of the Transferor Certificates, to amortizing or accumulating Series in [Group One] or, in certain limited circumstances described herein, to the holder of the Class C Interest, or deposited into the Excess Funding Account, and in the case of collections of Finance Charge Receivables and Defaulted Receivables at all times) or a resettable fixed/floating percentage (in the case of collections of Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period) (each, the "Series Percentage") of all cardholder payments on the Receivables; PROVIDED, HOWEVER, that on any Distribution Date during the Controlled Accumulation Period, the amount to be deposited in the Principal Funding Account in respect of collections of Principal Receivables will be limited to the Controlled Deposit Amount on such Distribution Date. See "-- Allocation Percentages." For any Monthly Period, the portion of the Principal Receivables and any amounts on deposit in the Excess Funding Account represented by the Certificates and the Class C Interest (the "Invested Amount") will be equal to the Initial Invested Amount, [PLUS the amount of any increases in the Invested Amount during the Funding Period as a result of withdrawals from the Pre-Funding Account in connection with any increases in the amount of Principal Receivables in the Trust,] MINUS the amount of principal deposits into the Principal Funding Account, MINUS (without duplication of the amount of principal deposits into the Principal Funding Account) the amount of principal payments paid to the Certificateholders and the Class C Interest Holder (other than any principal payments made from any amounts on deposit in the Pre-Funding Account at the end of the Funding Period) and MINUS any unreimbursed reductions in the Invested Amount. See "The Pooling and Servicing Agreement Generally -- Defaulted Receivables; Rebates and Fraudulent Charges" in the Prospectus and "Description of the Certificates -- Allocation of Investor Default Amount" herein. Each Certificate represents the right to receive monthly payments of interest for the related Interest Periods at the applicable Certificate Rate for such Interest Periods from collections of Finance Charge Receivables and, in certain circumstances Reallocated Principal Collections, and deposits or payments of principal during the Controlled Accumulation Period or the Rapid Amortization Period funded from collections of Principal Receivables allocated to the Class A Invested Amount and the Class B Invested Amount (PLUS certain other amounts specified herein, including, during the Controlled Accumulation Period, certain collections of Principal Receivables otherwise allocable to other Series or to the Transferor, to the extent such collections are not needed to make payments to or for the benefit of such other Series).

     The Transferor holds the interest in the Principal Receivables and the amounts on deposit in the Excess Funding Account, if any (the "Transferor Amount"), not represented by the Certificates, the Class C Interest and the certificates of and uncertificated interests in other Series, if any. The Transferor holds an undivided interest in the Trust (the "Transferor's Interest"), including the right to a percentage (the "Transferor Percentage") of all cardholder payments on the Receivables.

     During the Revolving Period, the Investor Amount will remain constant except in certain limited circumstances [(including the circumstance where there are amounts remaining in the Pre-Funding Account at the end of the Funding Period that are paid to Certificateholders)]. See "The Pooling and Servicing Agreement Generally -- Defaulted Receivables; Rebates and Fraudulent Charges" in the Prospectus and "Description of the Certificates ["-- Pre-Funding Account"] and "-- Allocation of Investor Default Amounts" herein. The amount of Principal Receivables, however, will vary each day as new Principal Receivables are created and others are paid. The Transferor Amount will fluctuate daily, therefore, to reflect the changes in the amount of the Principal Receivables. During the Controlled Accumulation Period or the Rapid Amortization Period, the Invested Amount will decline for each Monthly Period as cardholder payments of Principal Receivables are collected and deposited in the Principal Funding Account or paid to the Certificateholders.

INTEREST PAYMENTS

     Interest will accrue on the Certificates at the applicable Class A Certificate Rate or Class B Certificate Rate from the date of the initial issuance of the Certificates (the "Closing Date"). Interest at such applicable rate will be paid to the Certificateholders on each Distribution
Date beginning on            ,     .
                  -------- --  ----

     Interest payments on the Certificates on any Distribution Date will be calculated on the outstanding principal amount of the Class A Certificates or the Class B Certificates, as applicable, as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Closing Date) based upon the applicable Certificate Rate for the related Interest Period. Interest due but not paid on any Distribution Date will be payable on the next succeeding Distribution Date together with additional interest on such
amount at the applicable Certificate Rate PLUS     %.
                                               ----

     Interest on the Class A Certificates and the Class B Certificates will be calculated on the basis of [the actual number of days in the related Interest Period and a [360][365] day year.] [a 360-day year of twelve 30-day months.] The Class A Certificates will bear interest from the
Closing Date at [the rate of     %][a Floating-Rate determined as follows
                             ----
                                         .]
-----------------------------------------

     On each Distribution Date, Class A Monthly Interest and Class A Monthly Interest previously due but not distributed to the Class A Certificateholders will be paid to the Class A Certificateholders from Class A Available Funds for the related Monthly Period. To the extent Class A Available Funds for such Monthly Period are insufficient to pay such interest, Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to Series 199 - , and Reallocated
                                                  - --
Principal Collections allocable first to the Class C Invested Amount and then the Class B Invested Amount will be used to make such payments. "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Percentage of collections of
Finance Charge Receivables allocated to the Series 199 -    Certificates
                                                      - --
with respect to such Monthly Period (including [any investment earnings on amounts on deposit in the Pre-Funding Account and] certain other amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Pooling and Servicing Agreement), (b) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date [and (c) the amount of funds, if any, to be withdrawn from the Reserve Account that, pursuant to the Supplement, are required to be included in Class A Available Funds with respect to such Distribution Date.]

     On each Distribution Date, Class B Monthly Interest and Class B Monthly Interest previously due but not distributed to the Class B Certificateholders will be paid to the Class B Certificateholders from Class B Available Funds for the related Monthly Period. To the extent Class B Available Funds for such Monthly Period are insufficient to pay such interest, Excess Spread, Excess Finance Charges and Excess Transferor
Finance Charge Collections allocated to Series 199 -   , and Reallocated
                                                  - --
Principal Collections allocable to the Class C Invested Amount will be used to make such payment. "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of collections of Finance Charge Receivables allocated to the Series 199 -
                                                                     - --
Certificates with respect to such Monthly Period (including [any investment earnings on amounts on deposit in the Pre-Funding Account and] certain other amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Pooling and Servicing Agreement).

     "Class A Monthly Interest" means, with respect to any Distribution Date, an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is [360][365], times (B)] the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date; PROVIDED, HOWEVER, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the outstanding principal amount of the Class A Certificates at the applicable Class A
Certificate Rate for the period from the Closing Date through            ,
                                                              -------- --
    .
----

     "Class B Monthly Interest" means, with respect to any Distribution Date, an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is [360][365], times (B)] the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date; PROVIDED, HOWEVER, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the outstanding principal amount of the Class B Certificates at the applicable Class B
Certificate Rate for the period from the Closing Date through            ,
    .                                                         -------- --
----

     "Class C Monthly Interest" means, initially zero. However, the Transferor may, subsequent to the issuance of the Series 199 -
                                                            -   -
Certificates, set an interest rate for the Class C Interest without the consent of the Certificateholders. See "--Transfer of the Class C Interest."

[PRE-FUNDING ACCOUNT]

     [The Servicer will establish and maintain in the name of the Trustee, on behalf of the Certificateholders and the Class C Interest Holder, the Pre-Funding Account with an Eligible Institution. Funds on deposit in the Pre-Funding Account will be withdrawn on a monthly basis to the extent of any increases in the Invested Amount during the Funding Period as a result of an increase in the amount of Principal Receivables in the Trust to the extent that the Transferor Amount on the last day of any Monthly Period
during the Funding Period exceeds the product of (A) the sum of    % and
                                                                ---
the Required Transferor Percentage on such date and (B) the sum of the aggregate amount of Principal Receivables in the Trust and amounts on deposit in the Excess Funding Account on such day; PROVIDED, HOWEVER, that
the Invested Amount will in no event exceed $         or increase by an
                                             --------
amount in excess of the Pre-Funded Amount immediately prior to giving effect to such increase. Should the Pre-Funded Amount be greater than zero at the end of the Funding Period, any principal amounts remaining on deposit in the Pre-Funding Account will be withdrawn for pro rata distribution to Certificateholders and the Class C Interest Holder on the next succeeding Distribution Date.]

     [All amounts on deposit in the Pre-Funding Account will be invested by the Trustee in Eligible Investments. On each Distribution Date with respect to the Funding Period, all net investment income earned on amounts in the Pre-Funding Account during the preceding Monthly Period will be withdrawn from the Pre-Funding Account and deposited into the Collection Account for distribution as collections of Finance Charge Receivables allocable to the Certificateholders and the Class C Interest Holder. Such investment income will be deemed to be collections of Finance Charge Receivables allocable to the Certificates and the Class C Interest for such Monthly Period.]

PRINCIPAL PAYMENTS

     During the Revolving Period (which begins on the Closing Date and ends on the day before the commencement of the Accumulation Period or, if earlier, the Rapid Amortization Period), no principal payments will be made to the Certificateholders [(other than any principal payment made from any amount on deposit in the Pre-Funding Account at the end of the Funding Period)]. On each Distribution Date during the Revolving Period, collections of Principal Receivables allocable to the Certificateholders' Interest and the Class C Interest will, subject to certain limitations, including the allocation of any Reallocated Principal Collections with respect to the related Monthly Period to pay the Class A Required Amount and the Class B Required Amount and payments of Class C Monthly Principal, be treated as Shared Principal Collections; provided that, certain collections of Principal Receivables allocable to the Series 199 -
                                                                - -
Certificateholders' Interest may be applied to reduce the Class C Invested Amount if the Rating Agency Condition has been met.

     The first principal payment [(other than any principal payment made from any amount on deposit in the Pre-Funding Account at the end of the Funding Period)] will be made to the Certificateholders on the earlier of the Class A Expected Final Distribution Date or on the Distribution Date in the month following the month in which the Rapid Amortization Period commences. On each Distribution Date with respect to the Class A Accumulation Period, an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the applicable Controlled Deposit Amount for such Distribution Date and (c) the Class A Invested Amount, will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the Class A Expected Final Payment Date or on the first Distribution Date with respect to the Rapid Amortization Period. After the Class A Investor Amount has been paid in full, on each Distribution Date with respect to the Class B Accumulation Period, amounts equal to the least of
(a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (MINUS the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date), (b) the applicable Controlled Deposit Amount for such Distribution Date and (c) the Class B Invested Amount will be paid to the Class B Certificateholders until the Class B Invested Amount has been paid in full.

     "Available Investor Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of all collections of Principal Receivables received during such Monthly Period, MINUS (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period used to fund the Class A Required Amount or the Class B Required Amount, PLUS
(b) any Shared Principal Collections with respect to other Series in [Group One] that are allocated to Series 199 - , PLUS (c) any other amounts which
                                     - --
pursuant to the Supplement are to be treated as Available Investor Principal Collections with respect to the related Distribution Date.

     On each Distribution Date during the Rapid Amortization Period until the Class A Investor Amount has been paid in full or the Series 199 -
                                                                   - --
Termination Date occurs, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections in an amount up to the Class A Investor Amount. After payment in full of the Class A Investor Amount, the Class B Certificateholders will be entitled to receive, on each such Distribution Date, Available Investor Principal Collections until the earlier of the date the Class B Invested Amount is paid in full and the Series 199 - Termination Date.
          - --

     "Class A Monthly Principal" with respect to any Distribution Date relating to the Class A Accumulation Period or the Rapid Amortization Period will equal the least of (i) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Class A Accumulation Period (and on or prior to the Class A Expected Final Distribution Date), the Controlled Deposit Amount for such Distribution Date and (iii) the Class A Invested Amount on such Distribution Date.

     "Class B Monthly Principal" with respect to any Distribution Date, beginning with the Class B Principal Commencement Date, will equal the least of (i) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (MINUS the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Class B Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Class B Invested Amount on such Distribution Date.

     "Controlled Accumulation Amount" means (a) for any Distribution Date with respect to the Class A Accumulation Period, the maximum Class A Invested Amount during the Revolving Period divided by twelve, subject to upward adjustment in connection with the postponement of the Class A Accumulation Period, and (b) for any Distribution Date with respect to the Class B Accumulation Period, the maximum Class B Invested Amount during the Revolving Period.

     "Deficit Controlled Accumulation Amount" means (a) on the first Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such subsequent Distribution Date.

[POSTPONEMENT OF ACCUMULATION PERIOD

     Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Class A Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months. On each Determination Date, until the Class A Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Class A Expected Final Distribution Date, based on (a) the monthly collections of Principal Receivables expected to be distributable to the Certificateholders of all Series, assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of Series which are not expected to be in their revolving periods during the Class A Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Class A Accumulation Period such that the number of months included in the Class A Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Class A Accumulation Period based on the investor interest of certain other Series which are scheduled to be in their revolving periods during the Class A Accumulation Period and on increases in the principal payment rate occurring after the Closing Date. The length of the Class A Accumulation Period will not be less than one month.]

SUBORDINATION

     The Class B Certificateholders' Interest and the Class C Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Class C Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class B Certificates. Certain principal payments otherwise allocable to the Class B Certificateholders may be reallocated to the Class A Certificateholders and the Class B Invested Amount may be reduced. Similarly, certain principal payments allocable to the Class C Interest may be reallocated to the Class A Certificateholders and the Class B Certificateholders and the Class C Invested Amount may be reduced. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. See "-- Allocation Percentages," "-- Reallocation of Cash Flows," and "-- Application of Collections -- Excess Spread; Excess Finance Charges."

[TRANSFER OF THE CLASS C INTEREST

     The Certificates will have the benefit of the subordination of the Class C Interest which will be retained initially by the Transferor. The Transferor may at any time, without consent of the Certificateholders, sell or transfer all or a portion of the Class C Interest and, in connection with any such sale or transfer, enter into a supplemental agreement with the Trustee pursuant to which the Transferor may provide that the Class C Interest will bear interest at a specified rate, set forth the amount of monthly interest due to Class C Interest Holder, provide for the payment of additional amounts with respect to any shortfall of such amount and provide for such other terms with respect to the Class C Interest as may be specified therein, provided that in each case (i) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of the proposed sale or transfer of the Class C Interest and such supplemental agreement at least five Business Days prior to the consummation of such transfer or sale and the execution of such supplemental agreement; (ii) the Trustee shall have been notified in writing that the Rating Agency Condition has been satisfied; (iii) no Pay Out Event shall have occurred prior to the proposed sale or transfer or the execution of such supplemental agreement; (iv) the Transferor shall have delivered to the Trustee a certificate of an authorized officer, dated the date of such sale or transfer and the execution of such supplemental agreement, to the effect that, in the reasonable belief of the Transferor, such sale or transfer and the effectiveness of such supplemental agreement will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, including Series 199 - ;
                                                                   - --
and (v) the Transferor will have delivered a Tax Opinion (as defined in the Prospectus), dated the date of such sale or transfer, with respect to such action.]

ALLOCATION PERCENTAGES

     Pursuant to the Pooling and Servicing Agreement, with respect to each Monthly Period the Servicer will allocate among the Class A Certificates, the Class B Certificates and the Class C Interest, the certificateholders' interest for all other Series issued and outstanding and the Transferor's Interest in all collections of Finance Charge Receivables and Principal Receivables and the Defaulted Amount with respect to such Monthly Period.

     Collections of Finance Charge Receivables and the Defaulted Amount with respect to any Monthly Period will be allocated to Series 199 -
                                                                  - --
based on the Floating Allocation Percentage. The "Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (1) the sum of (x) the total amount of the Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (y) the principal amount on deposit in the Excess Funding Account as of such day and (2) the sum of the numerators used to calculate the Series Percentages with respect to Finance Charge Receivables or Defaulted Receivables, as applicable, for all Series of certificates then outstanding; PROVIDED, HOWEVER, that such ratio is subject to adjustment to give effect to additions of Additional Accounts. Such amounts so allocated will be further allocated between the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holder in accordance with the Class A Floating Percentage, the Class B Floating Percentage and the Class C Floating Percentage, respectively.

     The "Class A Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Class A Initial Invested Amount) and the denominator of which is equal to the Invested Amount as of the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount).

     The "Class B Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is equal to the Invested Amount at the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount).

     The "Class C Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Class C Initial Invested Amount) and the denominator of which is equal to the Invested Amount as of the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount).

     Collections of Principal Receivables will be allocated to Series
199 -    based on the Principal Allocation Percentage. The "Principal
   - ---
Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and
(b) during the Controlled Accumulation Period or the Rapid Amortization Period, the Invested Amount as of the last day of the Revolving Period, and the denominator of which is the greater of (i) the sum of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and the principal amount on deposit in the Excess Funding Account as of such last day (or, in the case of the first Monthly Period, the Closing Date) and (ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made; PROVIDED, HOWEVER, that such ratio is subject to adjustment to give effect to additions of Additional Accounts.

     Such amounts allocated to the Certificateholders will be further allocated between the Class A Certificateholders, the Class B Certificateholders and the Class C Interest based on the Class A Principal Percentage, the Class B Principal Percentage, and the Class C Principal Percentage, respectively. The "Class A Principal Percentage" means, with respect to any Monthly Period, (a) during the Revolving Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date), and the denominator of which is equal to the Invested Amount as of such day (or, in the case of the first Monthly Period, the Closing Date) and (b) during the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day. The "Class B Principal Percentage" means, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the Invested Amount as of such day (or, in the case of the first Monthly Period, the Closing Date) and (ii) during the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day. The "Class C Principal Percentage" means, for any Monthly Period, a percentage (which shall never exceed 100% or be less than 0%) equal to the difference between 100% and the sum of the Class A Principal Percentage and the Class B Principal Percentage. As used herein, the following terms have the meanings indicated:

     "Class A Invested Amount" for any date means an amount equal to (i) the Class A Initial Invested Amount, [PLUS (ii) the amount of any increases in the Class A Invested Amount during the Funding Period on or prior to such date,] MINUS (iii) the amount of principal payments [(other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period)] made to the Class A Certificateholders on or prior to such date, MINUS (iv) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Distribution Dates prior to such date and MINUS (v) the principal amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance").

     "Class B Invested Amount" for any date means an amount equal to (i) the Class B Initial Invested Amount, [PLUS (ii) the amount of any increases in the Class B Invested Amount during the Funding Period on or prior to such date,] MINUS (iii) the amount of principal payments [(other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period)] made to Class B Certificateholders on or prior to such date, MINUS (iv) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs for all Distribution Dates preceding such date, MINUS (v) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Class A Required Amount with respect to such Distribution Dates (excluding any Reallocated Principal Collections that have resulted in a reduction of the Class C Invested Amount), MINUS (vi) an amount equal to the amount by which the Class B Invested Amount has been reduced to fund the Class A Investor Default Amount on all prior Distribution Dates as described under "-- Allocation of Investor Default Amount," and PLUS (vii) the aggregate amount
of Excess Spread and Excess Finance Charges allocated to Series 199 -   and
                                                                   - --
applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (iv), (v) and (vi) PROVIDED, HOWEVER, that the Class B Invested Amount may not be reduced below zero.

     "Class C Invested Amount" means an amount equal to (i) the Class C Initial Invested Amount, [PLUS (ii) the amount of any increases in the Class C Invested Amount during the Funding Period on or prior to such date,] MINUS (iii) the aggregate amount of principal payments [(other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period)] made with respect to the Class C Interest prior to the date of determination, MINUS (iv) the aggregate amount of Reallocated Principal Collections allocable to the Class C Invested Amount for all prior Distribution Dates which have been used to fund the Class A Required Amount or the Class B Required Amount, MINUS (v) an amount equal to the aggregate amount by which the Class C Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described under "-- Allocation of Investor Default Amount," MINUS (vi) an amount equal to the product of the Class C Floating Percentage and the Investor Default Amount (the "Class C Default Amount") with respect to any Distribution Date that is not funded out of
Excess Spread and Excess Finance Charges allocated to Series 199 -   and
                                                                - --
available for such purpose on such Distribution Date, and PLUS (vi) the aggregate amount of Excess Spread and Excess Finance Charges allocated and available to reimburse amounts deducted pursuant to the foregoing clauses
(iv), (v) and (vi); PROVIDED, HOWEVER, that the Class C Invested Amount may not be reduced below zero.

     "Invested Amount," for any date means an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class A Investor Amount" for any date means an amount equal to the sum of the Class A Invested Amount, plus the Class A Floating Percentage of the Pre-Funded Amount, plus the Principal Funding Account Balance.

     ["Class B Investor Amount" for any date means an amount equal to the sum of the Class B Invested Amount plus the Class B Floating Percentage of the Pre-Funded Amount.]

     ["Class C Investor Amount" for any date means an amount equal to the sum of the Class C Invested Amount plus the Class C Floating Percentage of the Pre-Funded Amount.]

     "Investor Amount," for any date means an amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount and Class C Investor Amount.

     "Series Investor Amount" for any date means an amount equal to the numerator of the Principal Allocation Percentage on such date.

REALLOCATION OF CASH FLOWS

     With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class A Required Amount"), which will be equal to the amount, if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date and any unpaid Class A Servicing Fee and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Available Funds. If the Class A Required Amount is greater than zero, Excess Spread, Excess Finance Charges and Excess
Transferor Finance Charge Collections allocated to Series 199  -     and
                                                             -- ----
available for such purpose will be used to fund the Class A Required Amount with respect to such Distribution Date. If such Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections are insufficient to fund the Class A Required Amount, collections of Principal Receivables allocable first to the Class C Interest and then to the Class B Certificates for the related Monthly Period ("Reallocated Principal Collections") will then be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period, together with Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to Series 199 -
                                                                    -- ----
are insufficient to fund the Class A Required Amount for such related Monthly Period, then the Class C Invested Amount will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Class A Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount, if any, for such Distribution Date over the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reductions, if any, of the Class C Invested Amount and the Class B Invested Amount with respect to such Distribution Date as described above. Any such reduction in the Class A Invested Amount will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. In such case, the Class A Certificateholders will bear directly the credit and other risks associated with their interest in the Trust. See "-- Allocation of Investor Default Amount."

     With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class B Required Amount"), which will be equal to the amount, if any, by which the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest and any Class B Additional Interest previously due but not paid to Class B Certificateholders on a prior Distribution Date, (iv) the Class B Servicing Fee for such Distribution Date and any unpaid Class B Servicing Fee and (v) the Class B Investor Default Amount, if any, for such Distribution Date exceeds the Class B Available Funds. If the Class B Required Amount is greater than zero,
Excess Spread and Excess Finance Charges allocated to Series 199  -     not
                                                                -- ----
required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to fund the Class B Required Amount with respect to such Distribution Date. If such Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections available to fund the remaining Class B Required Amount with respect to such Distribution Date are less than the Class B Required Amount, Reallocated Principal Collections allocable to the Class C Interest not required to pay the Class A Required Amount for the related Monthly Period will then be used to fund the remaining Class B Required Amount. If such Reallocated Principal Collections allocable to the Class C Interest with respect to the related

Monthly Period are insufficient to fund the remaining Class B Required Amount, then the Class C Invested Amount remaining after any adjustments made thereto for the benefit of the Class A Certificateholders will be reduced by the amount of such insufficiency (but not by more than the Class B Investor Default Amount for such Distribution Date). In the event that such a reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero (but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction of the Class C Invested Amount), and the Class B Certificateholders will bear directly the credit and other risks associated with their interests in the Trust. See "--Allocation of Investor Default Amount."

     Reductions of the Class A Invested Amount or Class B Invested Amount shall thereafter be reimbursed and the Class A Invested Amount or Class B Invested Amount increased to the extent of Excess Spread, Excess Finance Charges, Excess Transferor Finance Charge Collections and Reallocated Principal Collections available for such purposes on each Distribution Date. See "-- Application of Collections -- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections." When such reductions of the Class A Invested Amount and Class B Invested Amount have been fully reimbursed, reductions of the Class C Invested Amount shall be reimbursed until reimbursed in full in a similar manner.

APPLICATION OF COLLECTIONS

     APPLICATION OF COLLECTIONS TO THE COLLECTION ACCOUNT. The Servicer will apply, or will instruct the Trustee to apply, on or prior to the close of business on the second Business Day following the date of processing of any collections, all collections and other funds to be deposited into the Collection Account that are allocated to the Certificates and the Class C Interest as follows:

     (1) during the Revolving Period, an amount equal to the Floating Allocation Percentage of the collections of Finance Charge Receivables processed on such date will be allocated to the Certificates and the Class C Interest, and of that allocation, the following amounts will be deposited and retained in the Collection Account: [an amount equal to the Monthly Interest for the related Distribution Date less amounts previously deposited in the
Collection Account for such Monthly Interest] [prior to the     day, the entire
                                                            ---
amount of such allocation and on and after the     day the difference between
                                               ---
the amount required to pay the Monthly Interest and amounts previously deposited for such Monthly Interest];

     (2) during the Controlled Accumulation Period or Rapid Amortization Period, an amount equal to the Floating Allocation Percentage of the collections of Finance Charge Receivables processed on such date will be allocated to the Certificates and the Class C Interest and deposited and retained in the Collection Account;

     (3) during the Revolving Period, an amount equal to the Principal Allocation Percentage of collections of Principal Receivables processed on such date will be allocated to the Certificates and the Class C Interest and paid to the holders of the Transferor Certificates; provided that such amount will be paid to the holders of the Transferor Certificates only if the Transferor Amount is greater than the Required Transferor Amount and the product of (x) the aggregate amount of Principal Receivables and (y) one minus the Discount Percentage is greater than the Required Principal Balance and otherwise will be deposited in the Excess Funding Account until the Transferor Amount is greater than the Required Transferor Amount and the product of (x) the aggregate amount of Principal Receivables and (y) one minus the Discount Percentage is greater than the Required Principal Balance and the remainder will be paid to the holders of the Transferor Certificates; provided further, that if the Class C Investor Amount is less than the Required Class C Investor Amount, an amount equal to the sum of (x) the Class C Principal Percentage of the product of the Principal Allocation Percentage and the collections of Principal Receivables and (y) the Class B Principal Percentage of the product of the Principal Allocation Percentage and the collections of Principal Receivables ("Subordinate Principal Collections") will be deposited and retained in the Collection Account;

     (4) during the Controlled Accumulation Period, an amount equal to the Principal Allocation Percentage of collections of Principal Receivables processed on such date (for any such date, a "Percentage Allocation") will be allocated to the Certificates and the Class C Interest and deposited and retained in the Collection Account; provided, however, that if the sum of such Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be paid to the holders of the Transferor Certificates only if the Transferor Amount on such Date of Processing is greater than the Required Transferor Amount and the product of (x) the aggregate amount of Principal Receivables and (y) one minus the Discount Percentage is greater than the Required Principal Balance and otherwise will be deposited in the Excess Funding Account until the Transferor Amount is greater than the Required Transferor Amount and the product of (x) the aggregate amount of Principal Receivables and (y) one minus the Discount Percentage is greater than the Required Principal Balance and the remainder will be paid to the holders of the Transferor Certificates; provided further, however, that if the Class C Investor Amount is less than the Required Class C Investor Amount, Subordinate Principal Collections will be retained in the Collection Account; and

     (5) during the Rapid Amortization Period, an amount equal to the Principal Allocation Percentage of the collections of Principal Receivables processed on such date will be allocated to the Certificates and the Class C Interest and deposited and retained in the Collection Account; provided, however, that after the date on which an amount of such Collections equal to the Investor Amount has been deposited into the Collection Account and allocated to the Certificates and the Class C Interest, such amount in excess of the Investor Amount will be paid to the holders of the Transferor Certificates only if the Transferor Amount is greater than the Required Transferor Amount and the product of (x) the aggregate amount of Principal Receivables and (y) one minus the Discount Percentage is greater than the Required Principal Balance and otherwise will be deposited in the Excess Funding Account until the Transferor Amount is greater than the Required Transferor Amount and the product of (x) the aggregate amount of Principal Receivables and (y) one minus the Discount Percentage is greater than the Required Principal Balance and the remainder will be paid to the holders of the Transferor Certificates.

+     WITHDRAWALS FROM SERIES ACCOUNTS.  On or before each Distribution Date, the Servicer will direct the Trustee to make the following withdrawals from the following Series Accounts:

     [(1) on the Business Day preceding each Transfer Date with respect to the Funding Period, all net investment income earned on amounts in the Pre-Funding Account during the preceding Monthly Period will be withdrawn from the Pre-Funding Account and deposited into the Collection Account for distribution as collections of Finance Charge Receivables allocable to the Certificateholders and the Class C Interest Holder;]

     (2) on each Distribution Date with respect to the Class A Accumulation Period beginning on the second such Distribution Date and on the first Distribution Date with respect to the Rapid Amortization Period, if applicable, all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account will be withdrawn from the Principal Funding Account and deposited into the Collection Account for distribution as a portion of Class A Available Funds for such Distribution Date.

     PAYMENT OF INTEREST, FEES AND OTHER ITEMS. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will apply the Class A Available Funds, Class B Available Funds (see "-- Interest Payments" above) and Class C Available Funds in the following priority:

     (A) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be withdrawn from the Collection Account and distributed in the following priority:

     (1) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, PLUS any additional interest with respect to interest amounts that were due but not paid to the Class A Certificateholders on a prior Distribution Date at a rate
equal to the Class A Certificate Rate plus   % per annum ("Class A Additional
                                           --
Interest"), will be distributed to the Class A Certificateholders;

     (2) an amount equal to the Class A Servicing Fee for such Distribution Date, PLUS the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

     (3) an amount equal to the Class A Investor Default Amount for such Distribution Date will be treated as a portion of Available Investor Principal Collections for such Distribution Date; and

     (4) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as described under "-- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections" below.

     (B) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be withdrawn from the Collection Account and distributed in the following priority:

     (1) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, plus any additional interest with respect to interest amounts that were due but not paid to the Class B Certificateholders on a prior Distribution Date at a rate
equal to the Class B Certificate Rate PLUS   % per annum ("Class B Additional
                                           --
Interest"), will be distributed to the Class B Certificateholders;

     (2) an amount equal to the Class B Servicing Fee for such Distribution Date, PLUS the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

     (3) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as described under "-- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections" below.

    (C) On each Distribution Date, an amount equal to the Class C Available Funds with respect to such Distribution Date will be withdrawn from the Collection Account and distributed in the following priority:

     (1) if The Travelers Bank or the Trustee is no longer the Servicer, an amount equal to the Class C Servicing Fee for such Distribution Date, PLUS the amount of any Class C Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

     (2) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as described under "-- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collection" below.

     "Excess Spread" means, with respect to any Distribution Date, an amount equal to the sum of the amounts described in clause (A) (4) above, clause (B)
(3) above and clause (C) (2) above under "-- Payment of Interest, Fees and Other Items."

     EXCESS SPREAD; EXCESS FINANCE CHARGES; EXCESS TRANSFEROR FINANCE CHARGE COLLECTIONS. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread, Excess Finance Charges and
Excess Transferor Finance Charge Collections allocated to Series 199  -    with
                                                                    -- ---
respect to the related Monthly Period to make the following distributions in the following priority:

     (1) an amount equal to any deficiency pursuant to clauses (A) (1), (2) and (3) above under "-- Payment of Interest, Fees and Other Items" will be used to fund such deficiency, provided that, in the event such deficiency exceeds the amount of Excess Spread, Excess Finance Charges; and Excess
Transferor Finance Charge Collections allocated to Series 199  -   , such
                                                             -- ---
Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to clause (A)(1) above under "-- Payment of Interest, Fees and Other Items", second to pay the Class A Servicing Fee pursuant to clause (A)(2) above under "-- Payment of Interest, Fees and Other Items" and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to clause (A)(3) above under "-- Payment of Interest, Fees and Other Items;"

     (2) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Available Investor Principal Collections for such Distribution Date as described under "-- Payments of Principal" below;

     (3) an amount equal to any deficiency pursuant to clauses (B)(1) and (2) above under "-- Payment of Interest, Fees and Other Items" will be used to fund such deficiency, provided that, in the event such deficiency for such Distribution Date exceeds the remaining amount of Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to
Series 199  -   , such Excess Spread, Excess Finance Charges and Excess
          -- ---
Transferor Finance Charge Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to clause (B)(1) above under "-- Payment of Interest, Fees and Other Items," and second to pay the Class B Servicing Fee pursuant to clause (B)(2) above under "-- Payment of Interest, Fees and Other Items;"

     (4) an amount equal to the Class B Investor Default Amount for such Distribution Date will be treated as a portion of Available Investor Principal Collections for such Distribution Date as described under "--Payments of Principal" below;

     (5) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (iv), (v) and (vi) of the definition of "Class B Invested Amount" under "-- Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

     (6) an amount equal to Class C Monthly Interest, if any, for such Distribution Date, PLUS the amount of any Class C Monthly Interest previously due but not paid to the Class C Interest Holder on a prior Distribution Date, plus any additional interest with respect to amounts that were due but not paid to the Class C Interest Holder on a prior Distribution Date at a rate equal to the Class C Rate ("Class C Additional Interest"), will be distributed to the Class C Interest Holder in accordance with the supplement entered into upon the transfer of the Class C Interest from the Transferor;

     (7) an amount equal to the Class C Servicing Fee due but not paid to the Servicer on such Distribution Date or a prior Distribution Date shall be paid to the Servicer;

     (8) an amount equal to the Class C Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

     (9) an amount equal to the aggregate amount by which the Class C Invested Amount has been reduced pursuant to clauses (iv), (v) and (vi) of the definition of "Class C Invested Amount" under "-- Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

     (10) the balance, if any, will constitute a portion of Excess Finance Charges for such Distribution Date and will be available for allocation to other Series in [Group One] or to the holders of the Transferor Certificates as described in "Description of the Certificates -- Sharing of Excess Finance Charges" in the Prospectus.

   REALLOCATED PRINCIPAL COLLECTIONS. On or before each Distribution Date after giving effect to the distributions above under "-- Excess Spread, Excess Finance Charges; Excess Transferor Finance Charge Collections," the Trustee, acting pursuant to the Servicer's instructions, will apply the Reallocated Principal Collections for the related Monthly Period to make the following distributions in the following priority:

   (1) if the amount of Excess Spread, Excess Finance Charges and Excess
Transferor Finance Charge Collections allocated to Series 199  -    for the
                                                             -- ---
related Monthly Period is less than the Class A Required Amount, Reallocated Principal Collections, up to the amount of such deficiency, will be withdrawn from the Collection Account and distributed to fund such deficiency in the order of priority set forth in clause (1) above under "-- Excess Spread, Excess Finance Charges; Excess Transferor Finance Charge Collections"; and

   (2) if the amount of Excess Spread, Excess Finance Charges and Excess
Transferor Finance Charge Collections allocated to Series 199  -    for the
                                                             -- ---
related Monthly Period not required to fund the Class A Required Amount or reimburse Class A Investor Charge-Offs is less than the Class B Required Amount, Reallocated Principal Collections allocable to the Class C Interest not required to fund the Class A Required Amount, up to the amount of such deficiency, will be withdrawn from the Collection Account and distributed to fund such deficiency in the order of priority set forth in clauses (3) and
(4) above under "-- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections."

   PAYMENTS OF PRINCIPAL. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will distribute Available Investor Principal Collections (see "-- Principal Payments" above) in the following priority:

   (1) on each Distribution Date with respect to the Revolving Period, all such Available Investor Principal Collections, in the following order of priority:

          (i) an amount equal to the excess, if any, of the Class C Investor Amount over the Required Class C Investor Amount will be paid to the Class C Interest Holder; and

          (ii) the balance will be treated as Shared Principal Collections and applied as described under "Description of the Certificates --Shared Principal Collections and Transferor Principal Collections" in the Prospectus;

   (2) on each Distribution Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

             (i) an amount equal to Class A Monthly Principal will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the earlier to occur of the Class A Expected Final Distribution Date or the first Distribution Date with respect to the Rapid Amortization Period;

             (ii) for each Distribution Date beginning on the Distribution Date on which the Class A Investor Amount is paid in full (the "Class B Principal Commencement Date"); PROVIDED, that if the Class A Investor Amount is paid in full on the Class A Expected Final Distribution Date and the Rapid Amortization Period has not commenced, the Class B Principal Commencement Date will be the Class B Expected Final Distribution Date, an amount equal to Class B Monthly Principal for such Distribution Date will be paid to the Class B Certificateholders;

             (iii) for each Distribution Date prior to the Distribution Date on which the Class B Invested Amount is paid in full, an amount equal to the excess, if any, of the Class C Invested Amount over the Required Class C Invested Amount will be paid to the Class C Interest Holder;

             (iv) for each Distribution Date on or after the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Class C Invested Amount will be paid to the Class C Interest Holder; and

             (v) the balance, if any, will be treated as Shared Principal Collections and applied as described under "Description of the Certificates -- Shared Principal Collections and Transferor Principal Collections" in the Prospectus.

PRINCIPAL FUNDING ACCOUNT

     Pursuant to the Supplement, the Servicer will establish and maintain the principal funding account as a segregated trust account held for the benefit of the Certificateholders (the "Principal Funding Account"). During the Class A Accumulation Period, the Trustee at the direction of the Servicer will transfer Available Investor Principal Collections to the Principal Funding Account as described under "-- Application of Collections -- Payments of Principal."

     Funds on deposit in the Principal Funding Account will be invested by the Trustee at the direction of the Servicer in Eligible Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "Principal Funding Investment Proceeds") will be included in Class A Available Funds with respect to each Distribution Date.

[RESERVE ACCOUNT

     Pursuant to the Supplement, the Servicer will establish and maintain the reserve account as a segregated trust account held for the benefit of the Certificateholders (the "Reserve Account"). The Reserve Account is established to assist with the subsequent distribution of interest on the Certificates during the Class A Accumulation Period. With respect to each Distribution Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread and Excess Finance Charges allocated to the Certificates (to the extent described above under "--Application of Collections -- Excess Spread; Excess Finance Charges; Excess Transfer Finance Charge Collections") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). The "Reserve Account Funding Date" will be the Distribution Date with respect to the Monthly Period which commences no later than three months prior to the Monthly Period in which, as of the related Determination Date, the Class A

Accumulation Period is scheduled to commence, or such earlier date as the Servicer may determine. The "Required Reserve Account Amount" with respect to any Distribution Date on or after the Reserve Account Funding Date will be
equal to (a) the product of (i)    % of the Class A Investor Amount as of the
                                ---
preceding Distribution Date (after giving effect to all changes therein on such date) and (ii) a fraction, the numerator of which is the number of Monthly Periods scheduled to be included in the Class A Accumulation Period as of such date, and the denominator of which is twelve, provided that if such numerator is one, the Required Reserve Account Amount will be zero, or
(b) any other amount designated by the Transferor, PROVIDED, that if such designation is of a lesser amount, the Transferor shall have provided the Servicer and the Trustee with evidence that the Rating Agency Condition has been satisfied and the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur. On each Distribution Date, after giving effect to any deposit to be made to, and any withdrawal to be made from the Reserve Account, the Trustee will withdraw from the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and will pay such amount to the Class C Interest Holder.

     Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account with respect to any Distribution Date (after giving effect to any deposits to or withdrawals from, the Reserve Account to be made on such Distribution Date) will be invested by the Trustee at the direction of the Servicer in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit is less than the Required Reserve Account Amount) or deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to Series
199  -   .
   -- ---

     On or before each Distribution Date with respect to the Class A Accumulation Period and on the first Distribution Date with respect to the Rapid Amortization Period, a withdrawal will be made from the Reserve Account, and the amount of such withdrawal will be deposited in the Collection Account and included in Class A Available Funds in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Distribution Date and (b) the excess, if any, of a portion of the Class A Monthly Interest determined in accordance with the Pooling and Servicing Agreement over the Principal Funding Investment Proceeds with respect to such Distribution Date; provided, that the amount of such withdrawal shall be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Distribution Date. On each Distribution Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and the Required Reserve Account Amount for such Distribution Date.

     The Reserve Account will be terminated following the earlier to occur of
(a) the termination of the Trust pursuant to the Pooling and Servicing Agreement, (b) the date on which the Class A Investor Amount is paid in full and (c) if the Class A Accumulation Period has not commenced, the occurrence of a Pay Out Event or, if the Class A Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Rapid Amortization Period and the Class A Expected Final Distribution Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to the Class C Interest Holder. Any amounts withdrawn from the Reserve Account and distributed to the Class C Interest Holder as described above will not be available for distribution to the Certificateholders.]

[COMPANION SERIES

     The Certificates are subject to being paired with one or more later issued Series (each, a "Companion Series") on or after the commencement of the Controlled Accumulation Period or the Rapid Amortization Period. A Companion Series will be pre-funded with an initial deposit to a funding account or may have a variable principal amount. Any such funding account will be held for the benefit of such Companion Series and not for the benefit of the Certificateholders. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Companion Series, the aggregate investor amount of such Companion Series will have been increased by an amount up to an aggregate amount equal to the Investor Amount. The issuance of a Companion Series will be subject to the conditions described under "Description of the Certificates -- New Issuances" in the Prospectus.

There can be no assurance that the terms of any Companion Series might not have an impact on the calculation of the Series Percentage or the timing or amount of payments received by a Certificateholder.]

SHARED COLLECTIONS OF PRINCIPAL RECEIVABLES AND TRANSFEROR PRINCIPAL COLLECTIONS

     To the extent that collections of Principal Receivables allocated to the Certificates or the Class C Interest are not needed to make payments to or for the benefit of the Certificateholders or the Class C Interest Holder, such collections may be applied to cover principal payments due to or for the benefit of other Principal Sharing Series. Any such application of collections will not result in a reduction of the Invested Amount of the Certificates and the Class C Interest.

     Similarly, certain collections of Principal Receivables allocated to other Principal Sharing Series, to the extent such collections are not needed to make payments to or for the benefit of Certificateholders of such other Series ("Shared Principal Collections"), will be applied, if necessary, to cover payments of principal due to Certificateholders during the Controlled Accumulation Period and the Rapid Amortization Period. In addition, the Servicer will, under the terms of the Pooling and Servicing Agreement, determine the amount of collections of Principal Receivables for any Monthly Period allocated to the Transferor's Interest but not due to the holder of any Supplemental Certificate and other amounts payable to the Transferor with respect to collections of Principal Receivables plus the amount of Excess Transferor Finance Charge Collections remaining after application to amounts payable from collections of Finances Charge Receivables ("Shared Transferor Principal Collections"). Such Shared Transferor Principal Collections, to the extent not needed to make payments for the benefit of Certificateholders of other Series will be applied, if necessary, to cover payments of principal due to Certificateholders during the Controlled Accumulation Period and the Rapid Amortization Period. There can be no assurance that such Shared Principal Collections or Shared Transferor Principal Collections will be available to cover payments of principal or deposits due on any Distribution Date during the Controlled Accumulation Period and the Rapid Amortization Period. If no such Shared Principal Collections or Shared Transferor Principal Collections were available to the Certificates, the Class A Investor Amount might not be paid in full by the Class A Expected Final Distribution Date and the Class B Invested Amount might not be paid in full by the Class B Expected Final Distribution Date. Such Shared Principal Collections or Shared Transferor Principal Collections may also be allocated to other Series either currently outstanding or to be issued by the Trust in the future. To the extent such Shared Principal Collections or Shared Transferor Principal Collections are allocated to other Series, the pro rata share of such Shared Principal Collections or Shared Transferor Principal Collections allocated to Certificateholders will be reduced.

REQUIRED CLASS C INVESTOR AMOUNT

     The "Required Class C Invested Amount" for any Distribution Date means the greater of (i) the product of (a) the sum of (I) [the sum of] the Class A Invested Amount [and the Class A Floating Percentage of the Pre-Funded Amount] and (II) [the sum of] the Class B Invested Amount [and the Class B Floating Percentage of the Pre-Funded Amount], each as of such Distribution Date after taking into account distributions made on such Distribution Date, and (b) a
fraction, the numerator of which is    % and the denominator of which is the
                                    ---
excess of 100% over    % and (ii) the product of (A) $               and (B)
                    ---                               --------------
   %; PROVIDED, HOWEVER, that (i) if a Pay Out Event with respect to Series
---
199  -    occurs or if there are certain reductions in the Class C Invested
   -- ---
Amount, the Required Class C Investor Amount for such Distribution Date shall equal the Required Class C Investor Amount for the Distribution Date immediately preceding the occurrence of such Pay Out Event or reduction in the Class C Investor Amount, (ii) in no event shall the Required Class C Investor Amount exceed the sum of the Class A Invested Amount and the Class B Invested Amount on such date, and (iii) the Required Class C Investor Amount may be reduced without the consent of the Certificateholders, if the Transferor shall have received written notice that the Rating Agency
Condition has been satisfied for such reduction and the Transferor shall have delivered a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause a Pay Out Event with respect to
Series 199  -    or an event that, after the giving of notice or the lapse of
          -- ---
time, would constitute a Pay Out Event with respect to Series 199  -   .
                                                                 -- ---

ALLOCATION OF INVESTOR DEFAULT AMOUNT

     On each Determination Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, the product of (i) the Floating Allocation Percentage with respect to such Monthly Period and (ii) the Defaulted Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class A Certificateholders (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class B Certificateholders (the "Class B Investor Default Amount") in an amount equal to the product of the Class B Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class C Interest Holder in an amount equal to the Class C Default Amount. An amount equal to the Class A Investor Default Amount for each Monthly Period will be paid from Class A Available Funds, Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to Series
199  -    or from Reallocated Principal Collections and applied as described
   -- ---
above in "-- Application of Collections -- Payment of Interest, Fees and Other Items," "-- Application of Collections -- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections" and "-- Reallocation of Cash Flows." An amount equal to the Class B Investor Default Amount for each Monthly Period will be paid from Excess Spread and Excess Finance Charges and Excess Transferor Finance Charge Collections allocated to Series
199  -    or from Reallocated Principal Collections allocable to the Class C
   -- ---
Invested Amount and applied as described above in "-- Application of Collections -- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections" and "-- Reallocation of Cash Flows;"

     On each Distribution Date, if the Class A Required Amount for such Distribution Date exceeds the sum of Excess Spread, Excess Finance Charges
and Excess Transferor Finance Charge Collections allocable to Series   -   ,
                                                                     -- ---
Reallocated Principal Collections, the Class C Invested Amount will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reductions, if any, of the Class C Invested Amount and the Class B Invested Amount with respect to such Distribution Date as described above (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the Class A Certificateholders. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread, and Excess Transferor Finance Charge Collections and Excess Finance
Charges allocated to Series 199  -    and available for such purpose as
                               -- ---
described under "--Application of Collections -- Excess Spread; Excess Finance Charges; Excess Transferor Finance Charge Collections."

     On each Distribution Date, if the Class B Required Amount for such Distribution Date exceeds the sum of Excess Spread, Excess Finance Charges and Excess Transferor Finance Charge Collections allocable to Series 199  -
                                                                        -- ---
and not required to pay the Class A Required Amount and Reallocated Principal Collections allocable to the Class C Interest and not required to pay the
Class A Required Amount, then the Class C Invested Amount will be reduced by the amount of such excess. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor
Default Amount for such Distribution Date over the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date (a "Class B Investor Charge-Off"). If the Class B Invested Amount has been reduced by the amount of any Class B Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate Class B Investor Charge-Offs) by the amount of Excess Spread,
Excess Finance Charges and Excess Transferor Finance Charge Collections
allocated to Series 199  -    and available for such purpose as described under
                       -- ---
"-- Application of Collections -- Excess Spread; Excess Finance Charges;
Excess Transferor Finance Charge Collections."

OPTIONAL REPURCHASE

     On the Distribution Date occurring on or after the date that the
Investor Amount is reduced to   % or less of the Initial Investor Amount, the
                              --
Transferor will have the option (to be exercised in its sole discretion) to repurchase the Certificates. The purchase price of the Certificates and the Class C Interest will be equal to the Investor Amount as of the last day of the Monthly Period preceding the Distribution Date on which such purchase occurs plus accrued and unpaid interest on the unpaid principal amount of the Certificates plus accrued and unpaid interest, if any on the Class C Interest. Following any such repurchase, the Certificateholders will have no further rights with respect to the Receivables.

PAY OUT EVENTS

     The Revolving Period will continue through            ,      (or such
                                                -------- --  ----
later date resulting from postponement of the Class A Accumulation Period), unless a Pay Out Event occurs prior to such date. A Pay Out Event for Series
199  -    refers to any of the following events, which are applicable only to
   -- ---
Series 199  -    (although other Series may have similar or identical pay out
          -- ---
events):

          (a) failure on the part of the Transferor (i) to make any payment or deposit on the date required under the Pooling and Servicing Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made; or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor in the Pooling and Servicing Agreement, which failure has a material adverse effect on the Certificateholders;

          (b) any representation or warranty made by the Transferor in the Pooling and Servicing Agreement or any information required to be given by the Servicer on behalf of the Transferor to identify the Accounts proves to have been incorrect in any material respect when made or delivered and continues to be incorrect in any material respect for a period of 60 days after written notice of such failure shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the holders of Certificates aggregating not less than 50% of the outstanding principal balance of the Certificates and as a result the interests of the Certificateholders are materially and adversely affected;

          (c) with respect to the end of any Monthly Period (i) with respect to which the Transferor Amount is less than the Required Transferor Amount, the failure of the Transferor to convey on or prior to the tenth Business Day following the related Determination Date Receivables in Additional Accounts to the Trust such that the Transferor Amount is at least equal to the Required Transferor Amount or (ii) with respect to which the aggregate Principal Receivables are less than the Required Principal Balance, the failure of the Transferor to convey on or prior to the tenth Business Day following the related Determination Date Receivables in Additional Accounts to the Trust such that the aggregate Principal Receivables are at least equal to the Required Principal Balance;

          (d) the Net Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

          (e) any Servicer Default occurs which would have a material adverse effect on the Certificateholders; or

          (f) the Class A Investor Amount shall not be paid in full on the Class A Expected Final Distribution Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Distribution Date.

     A Pay Out Event for all Series refers to any of the following events, which are applicable to the Certificates and other Series:

          (g) an Insolvency Event relating to the Transferor or an Account Owner;

          (h) the Trust becomes an "investment company" within the meaning of the Investment Company Act; or

          (i) the inability of the Transferor for any reason to transfer Receivables to the Trust in accordance with the provisions of the Pooling and Servicing Agreement.

     In the case of any event described in subparagraphs (a), (b) or (e), a Pay Out Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, the Trustee or Certificateholders and the Class C Interest Holder evidencing undivided interests aggregating not less than 50% of the aggregate unpaid principal amount of the Certificates and the Class C Interest, by written notice to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders and the Class C Interest Holder), declare that a Pay Out Event has occurred with respect to the Certificates and the Class C Interest and is continuing as of the date of such notice, and in the case of any event described in subparagraphs (c),
(d), (f), (g), (h) or (i), a Pay Out Event or a Trust Pay Out Event will be deemed to have occurred without any notice or other action on the part of the Trustee, or the Certificateholders and the Class C Interest Holder immediately upon the occurrence of such event. Upon the occurrence of a Pay Out Event, the Rapid Amortization Period will commence. In such event, distributions of principal to the Certificateholders in the priority provided for above will begin on the first Distribution Date following the month in which the Pay Out Event occurred.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The share of the Servicing Fee allocable to the Certificates and the Class C Interest with respect to any Distribution Date (the "Monthly
Servicing Fee") will be equal to one-twelfth of the product of (a)    % (the
                                                                   ---
"Servicing Fee Rate") and (b) the Invested Amount as of the last day of the Monthly Period preceding such Distribution Date (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); PROVIDED, HOWEVER, with respect to the first Distribution Date, the Monthly
Servicing Fee will be $       .  On the Business Day immediately preceding
                       -------
each Distribution Date (the "Transfer Date") for which The Travelers Bank or the Trustee is the Servicer, an amount equal to one-twelfth the product of
(i)    % and (ii) the Servicing Base Amount with respect to the related
    ---
Monthly Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period.

     The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") will be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; PROVIDED, HOWEVER, that with respect to the first Distribution
Date, the Class A Servicing Fee will be $        . The share of the Monthly
                                         --------
Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") will be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee will be
equal to $        . "Net Servicing Fee Rate" shall mean (a) so long as The
          --------
Travelers Bank is the Servicer,    % per annum, (b) so long as the Trustee is
                                ---
the Servicer,    % per annum and (c) if The Travelers Bank or the Trustee is
              ---
no longer the Servicer,    % per annum. The Class A Servicing Fee and the
                        ---
Class B Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof as described under "-- Application of Collections Payment of Interest, Fees and Other Items" above.

                  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Based on the application of existing law to the facts as set forth in the Pooling and Servicing Agreement and other relevant documents, Orrick, Herrington & Sutcliffe LLP, special counsel to the Banks ("Special Tax Counsel"), will deliver its opinion to the effect that the Certificates will properly be treated as indebtedness for Federal income tax purposes. See "Certain federal Income Tax Consequences" in the Prospectus.

                                UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreements relating to the [Class A Certificates] [and the Class B Certificates] (collectively, the "Underwriting Agreement"), the Transferor has agreed to sell to the underwriter[s] named below:


UNDERWRITER             CLASS A CERTIFICATES       CLASS B CERTIFICATES
-----------             --------------------       --------------------
                         $                          $
-------------------
                         $                          $
-------------------
                         $                          $
-------------------
                         $                          $
-------------------

     The Transferor has been advised by the Underwriters[s] that the Underwriter[s] propose initially to offer the [Class A Certificates]
[Class B Certificates] to the public at the prices set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less
a concession not in excess of     % of the principal amount of the
                              ----
[Class A Certificates] [Class B Certificates]. The Underwriter[s] may allow
and such dealers may reallow a concession not in excess of     % of the
                                                           ----
principal amount of the [Class A Certificates] [Class B Certificates] to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed. The Transferor has agreed that it will indemnify the Underwriter[s] against certain liabilities, including liabilities under the Act, or contribute to payments the Underwriter[s] may be required to make in respect thereof. The Underwriter[s] have agreed to reimburse the Transferor for certain expenses of the issuance and distribution of the Certificates.

                               LEGAL MATTERS

     Certain legal matters relating to the issuance of the Certificates will
be passed upon for the Transferor and the Banks by                   .
                                                   ------------------
Certain legal matters relating to the issuance of the Certificates under the laws of the State of Delaware will be passed upon for the Transferor by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters relating to the Federal tax consequences of such issuance legal matters, by Orrick, Herrington & Sutcliffe LLP, Washington, D.C. Certain matters relating to the issuance of the Certificates and ERISA matters will be passed upon for the Underwriter[s] by Orrick, Herrington & Sutcliffe LLP.

                          INDEX OF PRINCIPAL TERMS


  TERM                                                     PAGE NO.
  ----                                                     --------
Accounts.................................................         2
Accumulation Period......................................        11
Accumulation Period Length...............................        30
Available Investor Principal Collections.................        30
Business Day.............................................         8
Cede.....................................................         7
Certificate Owner........................................         7
Certificate Owners.......................................         2
Certificateholders.......................................         4
Certificateholders' Interest.............................         4
Certificates.............................................      1, 4
Class A Accumulation Period..............................        12
Class A Additional Interest..............................        36
Class A Available Funds..................................        28
Class A Certificate Rate.................................         6
Class A Certificateholders...............................         4
Class A Certificates.....................................      1, 4
Class A Expected Final Distribution Date.................        25
Class A Floating Percentage..............................        32
Class A Initial Invested Amount..........................         4
Class A Invested Amount..................................     4, 33
Class A Investor Amount..................................        33
Class A Investor Charge-Off..............................        42
Class A Investor Default Amount..........................        42
Class A Monthly Interest.................................        28
Class A Monthly Principal................................        30
Class A Principal Percentage.............................        32
Class A Required Amount..................................     8, 34
Class A Servicing Fee....................................        44
Class B Accumulation Period..............................        12
Class B Additional Interest..............................        37
Class B Available Funds..................................        28
Class B Certificate Rate.................................         6
Class B Certificateholders...............................         4
Class B Certificates.....................................      1, 4
Class B Expected Final Distribution Date.................        25
Class B Floating Percentage..............................        32
Class B Initial Invested Amount..........................         4
Class B Invested Amount.................................. 4, 33, 38
Class B Investor Amount..................................        33
Class B Investor Charge-Off..............................        42
Class B Investor Default Amount..........................        42
Class B Monthly Interest.................................        29
Class B Monthly Principal................................        30
Class B Principal Commencement Date......................        39
Class B Required Amount..................................     9, 34
Class B Servicing Fee....................................        44
Class C Additional Interest..............................        38
Class C Default Amount...................................        33
Class C Floating Percentage..............................        32

                                    I-2


Class C Initial Invested Amount..........................         4
Class C Invested Amount..................................         4
Class C Investor Amount..................................        34
Class C Monthly Interest.................................        29
Class C Monthly Principal................................        12
Closing Date.............................................        28
Code.....................................................        17
Collateral Invested Amount...............................        33
Controlled Accumulation Amount...........................        30
Controlled Deposit Amount................................        13
Corporation..............................................         4
Criteria.................................................        21
Deficit Controlled Accumulation Amount...................    13, 30
Definitive Certificate...................................         7
Discount Option Collections..............................     7, 19
Discount Option Date.....................................        19
Distribution Date........................................         8
DTC......................................................         7
ERISA....................................................        17
Excess Finance Charges...................................        10
Excess Spread............................................     8, 37
FDIC.....................................................         6
Floating Allocation Percentage...........................        31
Funding Period...........................................        11
Group One................................................        10
Initial Closing Date.....................................        21
Initial Cut Off Date.....................................        21
Initial Discount Percentage..............................        19
Initial Invested Amount..................................         4
Interest Period..........................................         8
Invested Amount.......................................... 4, 27, 33
Investment Company Act...................................        25
Investor Amount..........................................        34
Investor Default Amount..................................        42
Investor Interest........................................         4
Master Pooling and Servicing Agreement...................         4
Monthly Period...........................................         8
Monthly Servicing Fee....................................        44
Net Servicing Fee Rate...................................        44
Paired Series............................................        40
Percentage Allocation....................................        35
Pooling and Servicing Agreement..........................         4
Pre-Funded Amount........................................        11
Pre-Funding Account......................................        27
Principal Allocation Percentage..........................        32
Principal Funding Account................................    12, 39
Principal Funding Investment Proceeds....................    14, 39
Rapid Amortization Period................................        15
Rating Agencies..........................................        17
Rating Agency............................................        17
Reallocated Principal Collections........................        34
Receivables..............................................         2
Reinvestment Event.......................................        19
Required Enhancement Amount..............................        10
Revolving Period.........................................        11
Series...................................................         4


Series 199  -    Termination Date........................        16
          -- ---
Series 199  -    ........................................         4
          -- ---

Series Investor Amount...................................        34
Series Percentage........................................        27
Servicer.................................................      1, 4
Servicing Fee Rate.......................................        44
Shared Principal Collections.............................        41
Shared Transferor Principal Collections..................        41
Special Tax Counsel......................................        44
Subordinate Principal Collections........................        35
Supplement...............................................         4
TCCC.....................................................         6
Transfer Date............................................        44
Transferor...............................................      1, 4
Transferor Amount........................................        27
Transferor Percentage....................................        27
Transferor's Interest....................................     4, 27
Trust....................................................      1, 4
Trust Pay Out Event......................................        25
Trust Portfolio..........................................        21
Trustee..................................................      1, 4
Underwriting Agreement...................................        45

                                                                        ANNEX I

                            OTHER SERIES ISSUED

   The Certificates will be the         Series to be issued by the Trust. The
                                -------
table below sets forth the principal characteristics of the       other
                                                            -----
Series heretofore issued by the Trust and currently outstanding.


                         [LISTING OF OTHER SERIES]

                                                                       ANNEX II

                     RECEIVABLES IN ADDITIONAL ACCOUNTS
                           CONVEYED TO THE TRUST


             [LISTING OF INFORMATION ABOUT ADDITIONAL ACCOUNTS]

No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Transferor or the Underwriter[s]. Neither this Prospectus Supplement nor the Prospectus constitutes an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus, nor any sale hereunder or thereunder, shall, under any circumstances, create any implication that the information herein or therein is correct as of any time subsequent to their respective dates or that there has been no change in the affairs of the Transferor or the Trust since such dates.


                            -------------------


                             Table of Contents


           Prospectus Supplement                                         Page
                                                                         ----

Summary of Terms......................................................
Risk Factors..........................................................
The Banks' Credit Card Activities.....................................
The Receivables.......................................................
Maturity Assumptions..................................................
Receivable Yield Considerations.......................................
Description of the Certificates.......................................
Certain Federal Income Tax
  Consequences........................................................
Underwriting..........................................................
Legal Matters.........................................................
Index of Principal Terms..............................................

              Prospectus

Prospectus Supplement.................................................
Reports to Certificateholders.........................................
Available Information.................................................
Incorporation of Certain Documents
  by Reference........................................................
Summary of Terms......................................................
Risk Factors..........................................................
Formation of the Trust................................................
The Banks' Credit Card Activities.....................................
Use of Proceeds.......................................................
The Banks and Travelers Corp..........................................
Certain Legal Aspects of the
  Receivables.........................................................
Description of the Certificates
Enhancement...........................................................
Certain Federal Income Tax
  Consequences........................................................
ERISA Considerations..................................................
Plan of Distribution..................................................
Underwriting..........................................................
Legal Matters.........................................................
Index of Principal Terms..............................................



  Until                       , 19  , all dealers effecting transactions in
        ------------------- --    --
the Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and a Prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and a Prospectus when acting as underwriters and with respect to their unsold allotments.






                                TRAVELERS BANK
                                 CREDIT CARD
                                MASTER TRUST I


                               $
                                ---------------
                        CLASS A [  %] [FLOATING-RATE]
                                 --
                          ASSET-BACKED CERTIFICATES,
                               SERIES 199  -
                                         -- ---



                               $
                                ---------------
                        CLASS B [  %] [FLOATING-RATE]
                                 --
                          ASSET-BACKED CERTIFICATES,
                               SERIES 199  -
                                         -- ---



                          CC CREDIT CARD CORPORATION
                                  TRANSFEROR



                              THE TRAVELERS BANK
                                   SERVICER



                             ---------------------
                             PROSPECTUS SUPPLEMENT
                             ---------------------



                                  UNDERWRITERS